                                        As filed pursuant to Rule 497
                                        Under the Securities Act of 1933
                                        Registration No. 333-146452



                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

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                          FS VARIABLE SEPARATE ACCOUNT
                 SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES
                             DATED FEBRUARY 1, 2008

                                   POLARIS II
                               POLARIS CHOICE III
                                POLARIS ADVANTAGE
                           POLARIS PREFERRED SOLUTION

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                        FS VARIABLE ANNUITY ACCOUNT FIVE
                 SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES
                             DATED FEBRUARY 1, 2008

                                  SEASONS ELITE
                                SEASONS SELECT II
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The MarketLock For Life Plus Option 2 is currently not available for election.





Dated: February 1, 2008


                Please keep this Supplement with your Prospectus

                            (Seasons Select II LOGO)

                                   PROSPECTUS
                                February 1, 2008

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                              issued by Depositor,
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               in connection with
                        FS VARIABLE ANNUITY ACCOUNT FIVE

This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and Fixed Accounts. Each Variable Portfolio invests exclusively in shares of the Underlying Funds listed below. The Underlying Funds are part of the Seasons Series Trust. You can invest your money into any one or all of the Variable Portfolios and/or available Fixed Accounts.

                                                         SELECT PORTFOLIOS
                               Managed by:
LARGE CAP GROWTH               AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Janus Capital Management, LLC
LARGE CAP COMPOSITE            AIG Global Investment Corp., AIG SunAmerica Asset Management Corp., T. Rowe Price Associates, Inc.
LARGE CAP VALUE                AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP
MID CAP GROWTH                 AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP
MID CAP VALUE                  AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Lord, Abbett & Co., LLC
SMALL CAP                      AIG Global Investment Corp., AIG SunAmerica Asset Management Corp., ClearBridge Advisors, LLC
INTERNATIONAL EQUITY           AIG Global Investment Corp., Goldman Sachs Asset Management Int'l., Lord, Abbett & Co., LLC
DIVERSIFIED FIXED INCOME       AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Wellington Management Company, LLP
STRATEGIC FIXED INCOME         AIG Global Investment Corp., Franklin Advisers, Inc., Western Asset Management Company.
CASH MANAGEMENT                Columbia Management Advisors, LLC

                                                        FOCUSED PORTFOLIOS
                               Managed by:
FOCUS GROWTH                   AIG SunAmerica Asset Management Corp., Janus Capital Management, LLC., Marsico Capital Management,
                               LLC
FOCUS GROWTH AND INCOME        AIG SunAmerica Asset Management Corp., Marsico Capital Management, LLC., Thornburg Investment
                               Management, Inc.
FOCUS VALUE                    J.P. Morgan Investment Management, Inc., Northern Trust Investments, N.A., Third Avenue Management
                               LLC
FOCUS TECHNET                  AIG SunAmerica Asset Management Corp., BAMCO, RCM Capital Management, LLC

                                               SEASONS MANAGED ALLOCATION PORTFOLIOS
                               Managed by:
ALLOCATION GROWTH              Ibbotson Associates Advisors, LLC
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

                                                        SEASONS STRATEGIES
                               Managed by:
                               AIG SunAmerica Asset Management Corp., Janus Capital Management, LLC, Lord, Abbett & Co., LLC,
                               Putnam Investment Management, Inc., T. Rowe Price Associates, Inc., and Wellington Management
                               Company, LLP
GROWTH STRATEGY                (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Growth Portfolio)
MODERATE GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Moderate Growth Portfolio)
BALANCED GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income/ Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY   (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income Portfolio)

THIS VARIABLE ANNUITY PROVIDES AN OPTIONAL PAYMENT ENHANCEMENT FEATURE. IF YOU ELECT THIS FEATURE, IN EXCHANGE FOR PAYMENT ENHANCEMENTS CREDITED TO YOUR CONTRACT, YOUR WITHDRAWAL CHARGE SCHEDULE WILL BE LONGER AND GREATER THAN IF YOU CHOOSE NOT TO ELECT THIS FEATURE. YOU WILL ALSO PAY AN ADDITIONAL FEE FOR A SPECIFIED PERIOD OF TIME. THE WITHDRAWAL CHARGE AND FEATURE FEE MAY MORE THAN OFFSET THE VALUE OF ANY PAYMENT ENHANCEMENT.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated February 1, 2008. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 99NY-SUN or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY....................................................    3
HIGHLIGHTS..................................................    4
FEE TABLE...................................................    6
   Maximum Owner Transaction Expenses.......................    6
   Separate Account Annual Expenses.........................    6
   Additional Optional Feature Fees.........................    6
   Underlying Fund Expenses.................................    6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................    8
THE SEASONS SELECT(II) VARIABLE ANNUITY.....................   10
   Seasons Rewards Program..................................   10
   90 Day Window............................................   12
PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY............   13
   Allocation of Purchase Payments..........................   13
   Accumulation Units.......................................   14
   Right to Examine.........................................   15
   Exchange Offers..........................................   15
INVESTMENT OPTIONS..........................................   15
   Variable Portfolios......................................   16
   Select Portfolios........................................   17
   Focused Portfolios.......................................   18
   Seasons Managed Allocation Portfolios....................   18
   Seasons Strategies.......................................   18
   Seasons Strategy Rebalancing.............................   19
   Substitution, Addition or Deletion of Variable
     Portfolios.............................................   21
   Fixed Accounts...........................................   21
   Dollar Cost Averaging Fixed Accounts.....................   21
   Dollar Cost Averaging Program............................   22
   Transfers During the Accumulation Phase..................   23
   Automatic Asset Rebalancing Program......................   25
   Return Plus Program......................................   26
   Voting Rights............................................   26
ACCESS TO YOUR MONEY........................................   26
   Free Withdrawal Provision................................   26
   Systematic Withdrawal Program............................   28
   Minimum Contract Value...................................   28
   Qualified Contract Owners................................   28
OPTIONAL LIVING BENEFITS....................................   28
   MarketLock For Life Plus.................................   29
   MarketLock...............................................   39
   MarketLock For Two.......................................   45
   Seasons Income Rewards...................................   49
   Seasons Promise..........................................   54
DEATH BENEFITS..............................................   56
   Extended Legacy Program and Beneficiary Continuation
     Options................................................   56
   Death Benefit Options....................................   57
   Standard Death Benefit...................................   57
   Optional Maximum Anniversary Value Option................   58
   Spousal Continuation.....................................   58
EXPENSES....................................................   59
   Separate Account Expenses................................   59
   Withdrawal Charges.......................................   59
   Underlying Fund Expenses.................................   60
   Contract Maintenance Fee.................................   60
   Transfer Fee.............................................   60
   Optional MarketLock For Life Plus Fee....................   60
   Optional MarketLock Fee..................................   61
   Optional MarketLock For Two Fee..........................   61
   Optional Seasons Income Rewards Fee......................   62
   Optional Seasons Promise Fee.............................   62
   Optional Death Benefit Fee...............................   62
   Income Taxes.............................................   62
   Reduction or Elimination of Fees, Expenses and Additional
     Amounts Credited.......................................   62
INCOME OPTIONS..............................................   63
   Annuity Date.............................................   63
   Annuity Income Options...................................   63
   Fixed or Variable Income Payments........................   64
   Annuity Income Payments..................................   64
   Transfers During the Income Phase........................   65
   Deferment of Payments....................................   65
TAXES.......................................................   65
   Annuity Contracts in General.............................   65
   Aggregation of Contracts.................................   65
   Tax Treatment of Distributions - Non-Qualified
     Contracts..............................................   65
   Tax Treatment of Distributions - Qualified Contracts.....   66
   Minimum Distributions....................................   68
   Tax Treatment of Death Benefits..........................   68
   Tax Treatment of Optional Living Benefits................   69
   Contracts Owned by a Trust or Corporation................   69
   Gifts, Pledges and/or Assignments of a Contract..........   69
   Diversification and Investor Control.....................   69
OTHER INFORMATION...........................................   70
   First SunAmerica Life....................................   70
   The Distributor..........................................   70
   The Separate Account.....................................   70
   The General Account......................................   70
   Payments in Connection with Distribution of the
     Contract...............................................   71
   Administration...........................................   72
   Legal Proceedings........................................   72
   Financial Statements.....................................   72
   Registration Statements..................................   73
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   74
APPENDIX A - CONDENSED FINANCIAL INFORMATION................  A-1
APPENDIX B - SEASONS REWARDS PROGRAM EXAMPLES...............  B-1
APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES..............  C-1
APPENDIX D - DEATH BENEFITS FOLLOWING SPOUSAL
 CONTINUATION...............................................  D-1

GLOSSARY
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our," and "First SunAmerica Life" are also used to identify the Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms applicable to any given transaction or request received by us.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

LATEST ANNUITY DATE - Your 90th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Seasons Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUST - Refers to the Seasons Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Select(II) Variable Annuity is a contract between you and First SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. You may elect to participate in the Seasons Rewards program which can provide you with optional Payment Enhancements that are invested in your contract as earnings in exchange for a longer, higher withdrawal charge. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it and you will not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request minus any Purchase Payment. The contract value returned may be more or less than your original Purchase Payment. However, you receive any gain and we bear any loss on any Payment Enhancement. If your contract was issued as an IRA, we will return the greater of your original Purchase Payment (s) or the contract value minus any Payment Enhancement. PLEASE SEE PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY AND RIGHT TO EXAMINE IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. Withdrawal charges no longer apply to a Purchase Payment that has been in the contract for seven complete years, or nine complete years if you participate in the Seasons Rewards Program. PLEASE SEE FEE TABLE, PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract for an additional fee. These living benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. In addition, some of these features can provide a guaranteed income stream that may last as long as you live. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 99NY-SUN.

PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. ELECTING THE SEASONS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE SEASONS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

FEE TABLE
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)

If Seasons Rewards is elected...................   9%
If Seasons Rewards is not elected...............   7%

TRANSFER FEE
$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2).....................  $30

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Separate Account Charge......................  1.40%
Optional Maximum Anniversary Value Death
  Benefit Fee................................  0.20%
                                               -----
Total Separate Account Annual Expenses.......  1.60%

ADDITIONAL OPTIONAL FEATURE FEES

You may elect one of the following optional living benefit features: MarketLock For Life Plus, MarketLock, MarketLock For Two, Seasons Income Rewards or Seasons Promise described below.

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE
(calculated as a percentage of the Benefit Base)(3)

MARKETLOCK FOR     ALL YEARS IN WHICH THE
LIFE PLUS OPTIONS  FEATURE IS IN EFFECT      ANNUALIZED FEE
-----------------  -----------------------   --------------
Option 1           For One Covered Person      0.65%
                   For Two Covered Persons     0.90%

Option 2           For One Covered Person      0.75%
                   For Two Covered Persons     1.00%

OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(4)

                                              ANNUALIZED FEE
                                              --------------
All years in which the feature is in              0.65%
  effect....................................

OPTIONAL MARKETLOCK FOR TWO FEE
(calculated as a percentage of the MAV Benefit Base)(4)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT   ANNUALIZED FEE
-------------------------------------------   --------------
Prior to Any Withdrawal.....................      0.40%
After the First Withdrawal..................      0.80%

OPTIONAL SEASONS INCOME REWARDS FEE
(calculated as a percentage of your Purchase Payments received in the first 90 days, adjusted for withdrawals)

CONTRACT YEAR                          ANNUALIZED FEE
-------------                          --------------
0-7..................................       0.65%
8-10.................................       0.45%
11+..................................       none

OPTIONAL SEASONS PROMISE FEE
(calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)(5)

CONTRACT YEAR                          ANNUALIZED FEE
-------------                          --------------
0-7..................................       0.50%
8-10.................................       0.25%
11+..................................       none

UNDERLYING FUND EXPENSES
(AS OF MARCH 31, 2007)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUST, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND
OPERATING EXPENSES                                                                               MINIMUM   MAXIMUM
----------------------------                                                                     -------   -------
(expenses that are deducted from Underlying Funds, including management fees, other expenses
and 12b-1 fees)................................................................................   0.81%     1.75%

FOOTNOTES TO THE FEE TABLE:

(1) Seasons Rewards is a bonus program. Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 9 years as follows:

YEARS SINCE RECEIPT OF PURCHASE PAYMENT:....................   1     2     3     4     5     6     7     8     9    10+
Without Seasons Rewards.....................................  7%    6%    5%    4%    3%    2%    1%    0%    0%    0%
With Seasons Rewards........................................  9%    9%    8%    7%    6%    5%    4%    3%    2%    0%

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) MarketLock For Life Plus is an optional guaranteed minimum withdrawal benefit. The Benefit Base is initially equal to Purchase Payments made in the first contract year plus Purchase Payments made in contract years 2-5 capped each year at 100% of the Purchase Payments made in the first year, adjusted for excess withdrawals during the applicable period. Thereafter, on each contract anniversary during the first 10 contract years, the Benefit Base is increased to the greater of (a) or (b) where (a) is the highest contract anniversary value (less Purchase Payments in excess of the annual cap in contract years 2-5 and all Purchase Payments made after the first five years) and (b) is the current Benefit Base plus a bonus, if eligible; and adjusted for excess withdrawals during the applicable period. The annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios which in total equal the amount of the fee. Excess withdrawals refer to amounts exceeding the maximum annual amount available at the time of withdrawal under this feature.

(4) MarketLock, and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The MAV Benefit Base equals the greater of (a) Purchase Payments made in the first two years, or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, each adjusted only for excess withdrawals during the applicable period. The applicable annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming Accumulation Units invested in Variable Portfolios which in total equal the amount of the fee.

(5) Seasons Promise is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from contract value by redeeming Accumulation Units invested in Variable Portfolios which in total equal the amount of the fee.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

                      IF YOU ELECT SEASONS REWARDS PROGRAM

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.60% (including the optional enhanced death benefit), the optional MarketLock For Life Plus feature (1.00%) and investment in an Underlying Fund with total expenses of 1.75%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,341   $2,132    $2,833     $4,534

(2) If you annuitize your contract at the end of the applicable time period(5):

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $441    $1,332    $2,233     $4,534

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $441    $1,332    $2,233     $4,534

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features and investment in an Underlying Fund with total expenses of 0.81%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,129   $1,506    $1,810     $2,595

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $229     $706     $1,210     $2,595

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $229     $706     $1,210     $2,595

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

                  IF YOU DO NOT ELECT SEASONS REWARDS PROGRAM

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.60% (including the optional enhanced death benefit), the optional MarketLock For Life Plus feature (1.00%) and investment in an Underlying Fund with total expenses of 1.75%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,141   $1,832    $2,533     $4,534

(2) If you annuitize your contract at the end of the applicable time period(5):

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $441    $1,332    $2,233     $4,534

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $441    $1,332    $2,233     $4,534

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features and investment in an Underlying Fund with total expenses of 0.81%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $929    $1,206    $1,510     $2,595

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $229     $706     $1,210     $2,595

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $229     $706     $1,210     $2,595

                     EXPLANATION OF FEE TABLE AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.

3. If you elected other optional features, your expenses would be lower than those shown in these Maximum Expense Examples. The Maximum Expense Examples assume that the Benefit Base, which is used to calculate the fee, equals contract value and that no withdrawals are taken during the stated period.

4. Expense Examples with election of the Seasons Rewards program reflect the Seasons Rewards withdrawal charge schedule, but do not reflect any upfront Payment Enhancement.

5. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE INCOME OPTIONS BELOW.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

THE SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several benefits:

     - OPTIONAL LIVING BENEFIT: If you elect an optional living benefit, the insurance company guarantees to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance and may provide a guaranteed income stream or other benefits.

     - DEATH BENEFIT: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - TAX DEFERRAL: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in the contract for at least 7 years, or 9 years if you elect to participate in the Seasons Rewards Program, SEE FEE TABLE ABOVE. Because of these potentials penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

SEASONS REWARDS PROGRAM

If you are age 80 or younger at the time your contract is issued, you may elect to participate in this program at contract issue. We contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards program may not perform as well as the contract without the feature.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Seasons Rewards program. However, you may use other Fixed Accounts, if available, for dollar cost averaging. SEE DOLLAR COST AVERAGING PROGRAM BELOW.

SEASONS REWARDS ENHANCEMENT LEVELS

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.

UPFRONT PAYMENT ENHANCEMENT

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement rate. We periodically review and establish the upfront Payment Enhancement rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.

DEFERRED PAYMENT ENHANCEMENT

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement rate. We periodically review and establish the deferred Payment Enhancement rates and deferred Payment Enhancement dates. There is no minimum deferred Payment Enhancement rate. The deferred Payment Enhancement rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

THE SEASONS REWARDS APPENDIX ILLUSTRATES HOW WE CALCULATE ANY APPLICABLE DEFERRED PAYMENT ENHANCEMENT AMOUNT.

We will not allocate any applicable deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the deferred Payment Enhancement date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels and Payment Enhancement Rate as of the date of this prospectus are:

----------------------------------------------------------------------------------------------------------------------
                                                    UPFRONT PAYMENT    DEFERRED PAYMENT       DEFERRED PAYMENT
ENHANCEMENT LEVEL                                   ENHANCEMENT RATE   ENHANCEMENT RATE       ENHANCEMENT DATE
----------------------------------------------------------------------------------------------------------------------
 Under $40,000                                             2%                 0%                    N/A
----------------------------------------------------------------------------------------------------------------------
 $40,000 - $99,999                                         4%                 0%                    N/A
----------------------------------------------------------------------------------------------------------------------
 $100,000 - $499,999                                       4%                 1%          Nine years from the date
                                                                                          we receive each Purchase
                                                                                                  Payment.
----------------------------------------------------------------------------------------------------------------------
 $500,000 - more                                           5%                 1%          Nine years from the date
                                                                                          we receive each Purchase
                                                                                                  Payment.
----------------------------------------------------------------------------------------------------------------------

90 DAY WINDOW

As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.

THE SEASONS REWARDS APPENDIX PROVIDES AN EXAMPLE OF THE 90 DAY WINDOW PROVISION.

The Seasons Rewards program may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative regarding the availability of this program.

We reserve the right to modify, suspend or terminate the Seasons Rewards program at any time for prospectively issued contracts and for subsequent Purchase Payments.

PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

                                      MINIMUM        MINIMUM AUTOMATIC
               MINIMUM INITIAL       SUBSEQUENT         SUBSEQUENT
               PURCHASE PAYMENT   PURCHASE PAYMENT   PURCHASE PAYMENT
               ----------------   ----------------   -----------------
Qualified          $ 2,000              $250               $100
Non-Qualified      $ 5,000              $500               $100

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, AIG SunAmerica Life Assurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

MAXIMUM ISSUE AGE

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

JOINT OWNERSHIP AND ASSIGNMENT OF THE CONTRACT

We allow this contract to be jointly owned. We require that the joint owners be spouses. The age of the older owner is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax advisor before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file.

Purchase Payments submitted by check can only be accepted by the Company at the following Payment Centers with the following address:

First SunAmerica Life Insurance Company
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

JP Morgan Chase National Processing Center
Lock Box 100357
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0357

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Upfront Payment Enhancement is 2% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the greater of (1) your Purchase Payments or (2) the value of your contract on the day we receive your request at the Annuity Service Center minus any applicable Free Look Payment Enhancement Deduction, if you had elected the Seasons Rewards program. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

All contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Variable Portfolio during the free look period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract minus the Free Look Payment Enhancement Deduction, if applicable.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------
The contract offers Variable Portfolios and, if available, Fixed Accounts. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the Fixed Accounts. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and Fixed Accounts may lower the risk associated with investing only in a Variable Portfolio.
The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We have included the Seasons Series Trust at least in part because they are managed by AIG SunAmerica Asset Management Corp., our affiliate.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

VARIABLE PORTFOLIOS
Each of the Variable Portfolios invests in Underlying Funds of the Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages the Seasons Series Trust. AIG SAAMCo is the investment adviser to the Seasons Series Trust and has engaged subadvisers to provide investment advice for certain of the Underlying Funds.

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read the descriptions of each alternative carefully for more details.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS INCLUDING INVESTMENT OBJECTIVE, GOALS AND RISK FACTORS.

Each Variable Portfolio and its respective managers are:

SELECT PORTFOLIOS

LARGE CAP GROWTH            AIG Global Investment Corp. ("AIGGIC"), Goldman Sachs Asset
                            Management, L.P. ("GSAM"), Janus Capital Management, LLC.
                            ("Janus")
LARGE CAP COMPOSITE         AIGGIC, AIG SAAMCo, T. Rowe Price Associates, Inc. ("T. Rowe
                            Price")
LARGE CAP VALUE             AIGGIC, T. Rowe Price, Wellington Management Company, LLP
                            ("Wellington Management")
MID CAP GROWTH              AIGGIC, T. Rowe Price, Wellington Management
MID CAP VALUE               AIGGIC, GSAM, Lord, Abbett & Co., LLC ("Lord Abbett")
SMALL CAP                   AIGGIC, AIG SAAMCo, ClearBridge Advisors, LLC
INTERNATIONAL EQUITY        AIGGIC, Goldman Sachs Asset Management Int'l., Lord Abbett
DIVERSIFIED FIXED INCOME    AIGGIC, AIG SAAMCo, Wellington Management
STRATEGIC FIXED INCOME      AIGGIC, Franklin Advisers, Inc., Western Asset Management
                            Company
CASH MANAGEMENT             Columbia Management Advisors, LLC

FOCUSED PORTFOLIOS

FOCUS GROWTH                AIG SAAMCo, Janus, Marsico Capital Management, LLC
                            ("Marsico")
FOCUS GROWTH AND INCOME     AIG SAAMCo, Marsico, Thornburg Investment Management, Inc.
FOCUS VALUE                 J.P. Morgan Investment Management, Inc. ("JP Morgan"),
                            Northern Trust Investments, N.A. ("Northern Trust"), Third
                            Avenue Management LLC
FOCUS TECHNET               AIG SAAMCo, BAMCO, RCM Capital Management, LLC

SEASONS MANAGED ALLOCATION PORTFOLIOS

Managed by: Ibbotson Associates Advisors, LLC ("Ibbotson")

ALLOCATION GROWTH
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

SEASONS STRATEGIES

Managed by: AIG SAAMCo, Janus, Lord Abbett, Putnam, T. Rowe Price, Wellington Management

GROWTH STRATEGY                     (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Growth
                                    Portfolio)

MODERATE GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Moderate
                                    Growth Portfolio)

BALANCED GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income/Equity
                                    Portfolio)

CONSERVATIVE GROWTH STRATEGY        (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income
                                    Portfolio)

SELECT PORTFOLIOS
The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio, each Select Portfolio is multi-managed by a team of three subadvisers. One component of each Select Portfolio invests in a passively managed component that tracks a particular target index or subset of an index. The other two components are actively managed with the exception of the Diversified Fixed Income and Strategic Fixed Income Portfolios which do not have a passively managed component but three components which are all actively managed. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the attached Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.

FOCUSED PORTFOLIOS

Each multi-managed Focused Portfolio offers you at least three different professional managers. Each professional manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

SEASONS MANAGED ALLOCATION PORTFOLIOS
Each Seasons Managed Allocation Portfolio has a different investment goal and is structured as a "fund-of-funds," which means that it pursues its investment goal by investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Seasons Managed Allocation Portfolio is managed by a professional manager, Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.
Each Seasons Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios. The four Seasons Managed Allocation Portfolios are:

SEASONS MANAGED ALLOCATION PORTFOLIOS    OBJECTIVE                           INVESTMENT STRATEGY
Allocation Growth Portfolio              Long-term capital appreciation      Invest primarily in equity-based
                                                                             portfolios. Designed to provide
                                                                             higher growth potential, while
                                                                             maintaining risk at a reasonable
                                                                             level.
Allocation Moderate Growth Portfolio     Long-term capital appreciation      Focuses on equity investing to
                                                                             help maximize growth potential,
                                                                             but also invests a portion of its
                                                                             assets in the bond market for
                                                                             income.
Allocation Moderate Portfolio            Long-term capital appreciation      Combines equity investing with
                                         and moderate current income         increased exposure to fixed income
                                                                             investing. Designed for investors
                                                                             who want growth, but who are also
                                                                             seeking a moderate level of
                                                                             income.
Allocation Balanced Portfolio            Long-term capital appreciation      Offers the greatest exposure to
                                         and income                          fixed income. Designed for
                                                                             investors who need greater balance
                                                                             of growth potential and current
                                                                             income.

If you invest in a Seasons Managed Allocation Portfolio, you pay the expenses of the Seasons Managed Allocation Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Funds in which the Seasons Managed Allocation Portfolio invests. As a result, you will pay higher fees and expenses under the fund-of-funds structure than if you invested directly in each of the Underlying Funds held in the fund-of-funds structure.

SEASONS STRATEGIES
Each Seasons Strategy has a different investment objective and is a Variable Portfolio of the Separate Account that invests in three Underlying Funds. The Seasons Strategies differ from the other Variable Portfolios because they each invest in more than one Underlying Fund of Seasons Series Trust. The allocation of money among these

Underlying Funds varies depending on the objective of the Seasons Strategy. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed on the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy do not change for the life of the contract. Please read the attached Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.

SEASONS STRATEGY REBALANCING
Each quarter a rebalancing occurs among the Underlying Funds to realign each Seasons Strategy with its distinct percentage investment detailed below in the three Underlying Funds. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate:

     - the asset allocation mix for each Seasons Strategy; and

     - the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

Before the end of each quarter (or as close to such date as is administratively practicable), your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.


GROWTH STRATEGY                                                     MODERATE GROWTH STRATEGY
    GOAL: Long-term growth of capital, allocating its assets            GOAL: Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth
Target Asset Allocation:                                            Strategy. This Seasons Strategy may be best suited for those
    Stocks 80%        Bonds 15%        Cash 5%                      nearing retirement years but still earning income.
                                                                    Target Asset Allocation:
[GROWTH STRATEGY CHART]                                                 Stocks 70%        Bonds 25%        Cash 5%
Stock Portfolio (T Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/AIG SAAMCo) - 10%                 Multi-Managed Moderate Growth Portfolio - 55%
  Aggressive Growth component (AIG SAAMCo) - 10%                      Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/AIG SAAMCo) - 9.9%
                                                                      Aggressive Growth component (AIG SAAMCo) - 9.9%
                                                                      Growth component (Janus) - 15.4%


BALANCED GROWTH STRATEGY                                            CONSERVATIVE GROWTH STRATEGY
    GOAL: Focuses on conservation of principal by investing             GOAL: Capital preservation while maintaining some
in a more balanced weighting of stocks and bonds, with a            potential for growth over the long term. This Seasons
secondary objective of seeking a high total return. This            Strategy may be best suited for those with lower investment
Seasons Strategy may be best suited for those approaching           risk tolerance.
retirement and with less tolerance for investment risk.             Target Asset Allocation:
Target Asset Allocation:                                                Stocks 42%        Bonds 53%        Cash 5%
    Stocks 55%        Bonds 40%        Cash 5%
                                                                    [CONSERVATIVE GROWTH CHART]
[BALANCED GROWTH CHART]                                             Stock Portfolio (T Rowe Price) - 15%
Stock Portfolio (T Rowe Price) - 20%                                Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/AIG SAAMCo) - 10.2%
  Balanced component (Lord Abbett/AIG SAAMCo) - 15.4%                 Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

If you elect the Seasons Rewards program, you may not invest any Purchase Payments in the available DCA Fixed Accounts.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply to that subsequent Purchase Payment. Further, we will begin moving that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Example of DCA Program:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

  ----------------------------------------------------------------------------
  MONTH             ACCUMULATION UNIT                  UNITS PURCHASED
  ----------------------------------------------------------------------------
     1                    $ 7.50                             100
     2                    $ 5.00                             150
     3                    $10.00                              75
     4                    $ 7.50                             100
     5                    $ 5.00                             150
     6                    $ 7.50                             100
  ----------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone (800) 99NY-SUN or through the Company's website (www.aigsunamerica.com), in writing, by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers within a rolling twelve-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail"). Once a contract triggers this "Standard U.S. Mail Policy," all transfer requests must be submitted by U.S. Mail for 12 months from the date of the triggering transfer. For example, if you made a transfer on August 16, 2007 and within the previous twelve months (from August 17, 2006 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2007 must be submitted by U.S. Mail (from August 17, 2007 through August 16, 2008). U.S. Mail includes any U.S. Postal Service delivery method that offers delivery no sooner than U.S. Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests submitted by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make;
(2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request; and/or (4) terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short- Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUND SHORT-TERM POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

It is likely that most of the investments in the Underlying Funds outside of this contract are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund, as well as the intermediaries (including the Separate Account and the Variable Portfolios), invested in the such Underlying Fund. Further, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in activities that violate an Underlying Fund's short-term trading policies, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect some of the optional living benefits, we will automatically enroll you in the Automatic Asset Rebalancing Program. PLEASE SEE MARKETLOCK FOR LIFE PLUS BELOW.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period. If you make a total withdrawal, we also deduct a contract maintenance fee. If you elect MarketLock For Two, the annualized fee will increase after a withdrawal is taken. SEE MARKETLOCK FOR TWO AND EXPENSES BELOW.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. SEE OPTIONAL LIVING BENEFITS BELOW.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals or the withdrawal charges applicable upon a full surrender of your contract. AS A RESULT, IF YOU SURRENDER YOUR CONTRACT IN THE FUTURE, AND WITHDRAWAL CHARGES ARE STILL APPLICABLE, YOU WILL NOT RECEIVE THE BENEFIT OF ANY PREVIOUS FREE WITHDRAWALS UPON A FULL SURRENDER.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount, will result in a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in the EXPENSES section below. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

During the first year after we issue your contract, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, your annual free withdrawal amount is the greater of:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce Purchase Payments for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you surrender your contract. As a result if you surrender your contract in the future, and withdrawal charges are still applicable, any previous free withdrawals would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

If you participate in the Seasons Rewards program you will not receive your deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount, we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. SEE SEASONS REWARDS PROGRAM ABOVE.

When you make a withdrawal, we return the portion of contract value withdrawn less any applicable fees and charges.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, no election of the Seasons Rewards Program or optional enhanced death benefit and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

     A=Your contract value at the time of your request for surrender ($80,000)

     B=The amount of your Total Invested Amount still subject to surrender charge ($100,000)

     C=The withdrawal charge percentage applicable to the age of each Purchase
       Payment at the time of full surrender (4%) [B X C = $4,000]

     D=Your full surrender value ($76,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. IN THE EVENT THAT A PROPORTIONATE PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceed the free withdrawal amount permitted each year. SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW FOR AN ADDITIONAL FEE. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE

INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. IN ADDITION, THESE FEATURES CAN PROVIDE A GUARANTEED INCOME STREAM AND OTHER BENEFITS. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

MARKETLOCK FOR LIFE PLUS

What is MarketLock For Life Plus?

MarketLock For Life Plus is an optional guaranteed minimum withdrawal feature, available for an additional fee. You may elect one of two MarketLock For Life Plus options, described below. The feature is designed to help you create a guaranteed income stream that may last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero. MarketLock For Life Plus may offer protection in the event your contract value declines due to unfavorable investment performance, or certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on MarketLock For Life Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

This feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Purchase Payments received during the contract's first five years are included in the Benefit Base.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing the contract value, deducting applicable withdrawal charges, free withdrawal amounts and all other benefits, features and conditions of your contract.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered excess withdrawals under the feature, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK FOR LIFE PLUS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

When and how may I elect MarketLock For Life Plus?

You may elect MarketLock For Life Plus at the time of contract issue for immediate effectiveness. If we allow you to elect the feature after purchasing your contract, the feature is effective on the first contract anniversary after your election (the "Effective Date"). You cannot elect this feature if you elect any other optional living benefit. You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life Plus as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you can elect the feature and who can qualify as a Covered Person. If the contract is not owned by a natural person, references to owner(s) apply to the annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchase and the number of Covered Persons.

IF YOU ELECT ONE COVERED PERSON:

-------------------------------------------------------------------
                                             Covered Person
                                      -----------------------------
                                       Minimum Age   Maximum Age(1)
-------------------------------------------------------------------
 One Owner                                  45             80
-------------------------------------------------------------------
 Joint Owners (based on the
 age of the older Owner)                    45             80
-------------------------------------------------------------------

IF YOU ELECT TWO COVERED PERSONS:

------------------------------------------------------------------------------------------------
                                            Covered Person #1            Covered Person #2
                                      ----------------------------------------------------------
                                       Minimum Age   Maximum Age(1)  Minimum Age  Maximum Age(1)
------------------------------------------------------------------------------------------------
 NON-QUALIFIED:
 Joint Owners                               45             80            45             85
------------------------------------------------------------------------------------------------
 NON-QUALIFIED:
 One Owner with Spousal Beneficiary         45             80            45           N/A(2)
------------------------------------------------------------------------------------------------
 QUALIFIED:
 One Owner with Spousal Beneficiary         45             80            45           N/A(2)
------------------------------------------------------------------------------------------------

(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life Plus work?

MarketLock For Life Plus automatically locks-in the greater of two values in determining the Covered Person(s) guaranteed lifetime benefit. For 10 years following the Effective Date, both Option 1 and Option 2 of the MarketLock For Life Plus feature annually lock-in the highest Anniversary Value or the Benefit Base plus a bonus amount, as described below. You may extend the period over which the feature locks-in the highest Anniversary Value beyond 10 years; however, the bonus amount is only available for the first 10 years following the Effective Date. Option 2 offers an additional guarantee if you choose not to take withdrawals in the first 10 years following the Effective Date.

MarketLock For Life Plus automatically locks-in a new Benefit Base each year during the first 10 years of your contract based on the greater of either (1) the highest Anniversary Value, or (2) the Benefit Base increased by a bonus amount (the "Bonus"). The Bonus may only be added to the Benefit Base if no withdrawals are taken in a contract year. For instance, if you take a withdrawal in year 2, you will not be eligible for a Bonus to be added to your Benefit Base on your second contract anniversary; however, if you do not take a withdrawal in year 3, you will be eligible for a Bonus to be added to your Benefit Base on your third contract anniversary.

The two options available under MarketLock For Life Plus are summarized as follows:

--------------------------------------------------------------------------------------------------------------------
MARKETLOCK FOR LIFE PLUS         BASIS FOR GUARANTEED
OPTIONS                          WITHDRAWALS                                                   BONUS
--------------------------------------------------------------------------------------------------------------------
 Option 1                        Greater of:                                                   6% of Bonus Base
                                 (1) highest anniversary value; or
                                 (2) Benefit Base plus the Bonus
--------------------------------------------------------------------------------------------------------------------
 Option 2                        Greatest of:                                                  7% of Bonus Base
                                 (1) highest anniversary value; (2) Benefit Base plus the
                                 Bonus; or (3) if no withdrawals are taken in the first 10
                                 contract years following the Effective Date, 200% of the
                                 Purchase Payments made in the first contract year.
--------------------------------------------------------------------------------------------------------------------

For an explanation of defined terms used in the table above, please see "How are the components of MarketLock For Life Plus calculated?" below.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

One Covered Person

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

-----------------------------------------------------------------------
                                                         MAXIMUM
                                                         ANNUAL
                                                         WITHDRAWAL
AGE OF THE COVERED PERSON AT TIME OF FIRST WITHDRAWAL    PERCENTAGE*
-----------------------------------------------------------------------
 At least age 45 but prior to 60th Birthday              4%
-----------------------------------------------------------------------
 At least age 60 but prior to 76th Birthday              5%
-----------------------------------------------------------------------
 On or after 76th birthday                               6%
-----------------------------------------------------------------------

Two Covered Persons

If the feature is elected to cover two lives, the following is applicable:

-----------------------------------------------------------------------
                                                         MAXIMUM
                                                         ANNUAL
AGE OF THE YOUNGER COVERED PERSON OR SURVIVING COVERED   WITHDRAWAL
PERSON AT TIME OF FIRST WITHDRAWAL                       PERCENTAGE*
-----------------------------------------------------------------------
 At least age 45 but prior to 60th Birthday              4%
-----------------------------------------------------------------------
 At least age 60 but prior to 76th Birthday              5%
-----------------------------------------------------------------------
 On or after 76th birthday                               6%
-----------------------------------------------------------------------

* The amount of any withdrawal, including any charges applicable to the withdrawal, must be within the Maximum Annual Withdrawal Amount. If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based on this contract) is greater than the Maximum Annual Withdrawal Amount (defined below) in a benefit year, no portion of the RMD withdrawal will be treated as an excess withdrawal (also defined below). Any portion of a withdrawal that is greater than either the Maximum Annual Withdrawal Amount or the RMD amount (based only on this contract) will be considered an excess withdrawal. Please see "What are the effects of withdrawals on MarketLock For Life Plus?" below.

Are there investment requirements if I elect MarketLock For Life Plus?

As long as the feature is in effect, we require that you allocate your investments in accordance with the investment requirements listed below. Option 1 and Option 2 are subject to different investment requirements as outlined below.

OPTION 1 - INVESTMENT REQUIREMENTS

You may comply with investment requirements for Option 1 by allocating your investments in accordance with the requirements outlined in the table below:

----------------------------------------------------------------------------------
                                                      VARIABLE PORTFOLIOS
INVESTMENT GROUP     INVESTMENT REQUIREMENT          AND/OR FIXED ACCOUNTS
----------------------------------------------------------------------------------
 A. Non Restricted   Minimum 0%              SEASONS STRATEGIES
                     Maximum 100%              Growth Strategy
                                               Moderate Growth Strategy
                                               Balanced Growth Strategy
                                               Conservative Growth Strategy
                                             SELECT PORTFOLIOS
                                               Diversified Fixed Income Portfolio
                                               Strategic Fixed Income Portfolio
                                               Cash Management Portfolio
                                             MANAGED ALLOCATION PORTFOLIOS
                                               Allocation Moderate Growth
                                             Portfolio
                                               Allocation Moderate Portfolio
                                               Allocation Balanced Portfolio
                                             FIXED ACCOUNTS
                                               1-Year Fixed
                                               DCA 6-Month*
                                               DCA 12-Month*
----------------------------------------------------------------------------------
 B. Equity Maximum   Minimum 0%              SELECT PORTFOLIOS
                     Maximum 15%               Large Cap Growth Portfolio
                                               Large Cap Composite Portfolio
                                               Large Cap Value Portfolio
                                               Mid Cap Growth Portfolio
                                               Mid Cap Value Portfolio
                                               Small Cap Portfolio
                                               International Equity Portfolio
                                             FOCUSED PORTFOLIOS
                                               Focus Growth Portfolio
                                               Focus Growth and Income Portfolio
                                               Focus Value Portfolio
                                               Focus TechNet Portfolio
----------------------------------------------------------------------------------
 C. Fully            No Investment Allowed   MANAGED ALLOCATION PORTFOLIOS
    Restricted
                                               Allocation Growth Portfolio
----------------------------------------------------------------------------------

* The DCA Fixed Accounts are not available if you elect the Seasons Rewards Program.

OPTION 2 - INVESTMENT REQUIREMENTS

You may comply with investment requirements for Option 2 by allocating 100% of your investments to the Cash Management Variable Portfolio or to one of the following Seasons Managed Allocation Portfolio Models: Allocation Balanced, Allocation Moderate and Allocation Moderate Growth.

Your allocation instructions accompanying any Purchase Payment must comply with the investment requirements, listed above, in order for your application or subsequent Purchase Payment to be considered in Good Order. Please see ALLOCATION OF PURCHASE PAYMENTS above. We will automatically enroll you in the Automatic Asset Rebalancing Program, with quarterly rebalancing, because market performance and withdrawal activity may result in your contract's allocations going outside these restrictions. This will ensure that your allocations are rebalanced quarterly to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you have elected Option 1, we will rebalance your contract in accordance with your most current Automatic Asset Rebalancing Program instructions on file. If you have elected Option 2, we will rebalance your contract in accordance with the allocations specified within the Seasons Managed Allocation Portfolio Model you have selected. If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file whether for rebalancing or for allocation of a Purchase Payment and implement those at the next rebalancing. Please see Automatic Asset Rebalancing Program in the prospectus. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements at least 30 days in advance.

How are the components for MarketLock For Life Plus calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

1. 100% of Purchase Payments received during the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments. If the feature is elected after contract issue, Purchase Payments received from the Effective Date through contract year 5 are capped in each year at an amount equal to 100% of the Purchase Payments received during the first contract year.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include Payment Enhancements and/or any spousal continuation contributions; however, Payment Enhancements and continuation contributions are included in the calculation of Anniversary Values, as defined below. PLEASE SEE SEASONS REWARDS ABOVE AND SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

Second, we consider the BONUS PERIOD and the BENEFIT BASE EVALUATION PERIOD. The Bonus Period is the period of time over which we calculate the potential Bonus. The Benefit Base Evaluation Period is the period of time over which we will consider Anniversary Values and if greater, the Benefit Base plus Bonus during the Bonus Period. The Bonus Period and the Benefit Base Evaluation Period begin on the Effective Date and end 10 years later. On the expiration of the Benefit Base Evaluation Period, you may contact us to extend the Benefit Base Evaluation Period. Please see "CAN I EXTEND THE BENEFIT BASE EVALUATION PERIOD BEYOND 10 YEARS?" below. However, you cannot extend the Bonus Period.

Third, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Benefit Base Evaluation Period minus any Ineligible Purchase Payments.

Fourth, we determine the BENEFIT BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Benefit Base is the contract value on the Effective Date. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" below. On each contract anniversary, we determine if the Benefit Base should be increased based on the maximum Anniversary Value or any available Bonus. The calculation and components of this determination are detailed below.

     CALCULATION OF THE BENEFIT BASE WHEN BONUS IS NOT AVAILABLE OR AFTER BONUS PERIOD ENDS:

     On each contract anniversary occurring during the Benefit Base Evaluation Period, the Benefit Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than both (a) and (b), where:

        (a) is the current Benefit Base; and

        (b) is all previous maximum Anniversary Values during the Benefit Base Evaluation Period.

     CALCULATION OF THE BENEFIT BASE WHEN BONUS IS AVAILABLE:

     The Bonus Base is used to calculate the Bonus during the Bonus Period. The Bonus is calculated as a percentage of the Bonus Base. The Bonus Base is used solely to calculate the Bonus. The initial Bonus Base is equal to the initial Eligible Purchase Payment.

     On each contract anniversary during the Bonus Period, we determine the amount by which the Bonus Base and/or the Benefit Base could increase. The components used to determine this amount are:

        (a) the Benefit Base calculated based on the maximum Anniversary Value; and

        (b) the Bonus plus the current Benefit Base.

     If (a) is greater than or equal to (b), the Bonus Base and the Benefit Base are increased to the current Anniversary Value. If (b) is greater than (a), the Benefit Base is increased by the Bonus and the Bonus Base remains unchanged.

     If Option 2 is elected and NO WITHDRAWALS HAVE BEEN TAKEN SINCE THE EFFECTIVE DATE, on the 10th contract anniversary the Benefit Base is calculated as the greatest of (a), (b) or (c), where:

        (a) is the Benefit Base calculated based on the maximum Anniversary
            Value;

        (b) is the Bonus plus the current Benefit Base; and

        (c) is 200% of the Purchase Payments made in the first contract year.

The Bonus Base is increased each time subsequent Eligible Purchase Payments are made. The Bonus Base also increases when the Benefit Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Benefit Base and all previous maximum Anniversary Values. The Bonus Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the Contract Value is reduced by the Excess Withdrawal. The Bonus Base is not used in the calculation of the Contract Value or any other benefits under the Contract.

The Benefit Base and Bonus Base are increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any excess withdrawals, defined below, are taken. Other than adjustments made for excess withdrawals, the Benefit Base and Bonus Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Benefit Base Evaluation Period will not result in a lower Benefit Base or lower Bonus Base.

Finally, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each contract year. The Maximum Annual Withdrawal Amount is calculated by multiplying the current Benefit Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. If the Benefit Base is increased on a contract anniversary, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The Maximum Annual Withdrawal Amount may also be decreased due to Excess Withdrawals. Please see What are the Effects of Withdrawals on MarketLock For Life Plus? below.

What is the fee for MarketLock For Life Plus?

The fee for MarketLock For Life Plus depends on whether you elect Option 1 or Option 2 and whether you elect to cover one life or two lives.

-------------------------------------------------------------------------------------
MARKETLOCK FOR LIFE PLUS OPTION                                  ANNUALIZED FEE
-------------------------------------------------------------------------------------
 Option 1                         For One Covered Person      0.65% of Benefit Base
                                 ----------------------------------------------------
                                  For Two Covered Persons     0.90% of Benefit Base
-------------------------------------------------------------------------------------
 Option 2                         For One Covered Person      0.75% of Benefit Base
                                 ----------------------------------------------------
                                  For Two Covered Persons     1.00% of Benefit Base
-------------------------------------------------------------------------------------

The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following the Effective Date and ending upon termination of the Benefit. If you elect Option 2 and you take a withdrawal, your fee remains the same; however, your Benefit Base is not eligible to be increased to 200% of the Purchase Payments made in the first contract year.

An increase in the Benefit Base due to an adjustment to a higher Anniversary Value, addition of a Bonus, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Benefit Base and Bonus Base may change over time as a result of the timing and amount of withdrawals. IF YOU ELECT OPTION 2 AND YOU TAKE A WITHDRAWAL IN THE FIRST 10 CONTRACT YEARS FOLLOWING THE EFFECTIVE DATE, YOUR BENEFIT BASE IS NOT ELIGIBLE TO BE INCREASED TO 200% OF THE PURCHASE PAYMENTS MADE IN THE FIRST CONTRACT YEAR.

Any withdrawals in a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount do not reduce the Benefit Base or Bonus Base. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS WITHDRAWALS. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you plan to take withdrawals in any year during the Bonus Period, a Bonus will not be added to your Benefit Base on that contract anniversary.

You may take withdrawals during a contract year up to or less than the Maximum Annual Withdrawal Amount. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

The impact of withdrawals and the effect on each component of MarketLock For Life Plus are further explained below:

     BENEFIT BASE AND BONUS BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the Benefit Base and Bonus Base are not reduced for those withdrawals. Excess Withdrawals as described above reduce the Benefit Base and Bonus Base as follows:

     For each Excess Withdrawal taken, the Benefit Base and Bonus Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     Since Excess Withdrawals reduce the Bonus Base, it will result in the reduction of the amount of the Bonus.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased (as described above under "How are the components for MarketLock For Life Plus calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is reduced to zero but the Benefit Base is greater than zero, guaranteed withdrawals will continue to be payable over the lifetime of the Covered Person(s). However, if at any time an Excess Withdrawal reduces your contract value to zero, no benefit remains, the Benefit Base Evaluation Period and the Bonus Period end and Bonus Base equals zero.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.

If you do not select a payment option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Can I extend the Benefit Base Evaluation Period beyond 10 years?

There is an option for extension of the Benefit Base Evaluation Period as long as the feature is still in effect and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension. IN ORDER TO EXTEND THE BENEFIT BASE EVALUATION PERIOD, WE WILL NOTIFY YOU 60 DAYS PRIOR TO THE END OF THE BENEFIT BASE EVALUATION PERIOD AND YOU MUST RESPOND TO US IN WRITING NO LATER THAN THE END OF THE CURRENT BENEFIT BASE EVALUATION PERIOD. If you elect to extend the Benefit Base Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new Benefit Base Evaluation Period which is a period of 5 years. Also, if you extend the Benefit Base Evaluation Period, you should note that the components of the feature will change to those in effect at the time you elect to extend, such as the fee, Maximum Annual Withdrawal Percentage, and investment requirements, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the Benefit Base Evaluation Period.

If you do not contact us at the end of each Benefit Base Evaluation Period to extend the Benefit Base Evaluation Period, an extension will no longer be available and the Benefit Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Benefit Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Benefit Base Evaluation Period and you will not be permitted to extend the Benefit Base Evaluation Period in the future.

Can I extend the Bonus Period beyond 10 years?

No. The Bonus Period may not be extended. However, the Benefit Base Evaluation Period as described above may be extended.

What happens to MarketLock For Life Plus upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract if the contract value is greater than zero, without MarketLock For Life Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract with MarketLock For Life Plus and its corresponding fee.

The components of the feature will not change as a result of a spousal continuation. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person when the first withdrawal was taken or the age of the surviving Covered Person, or if no withdrawals were taken prior to the continuation, the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Benefit Base Evaluation Period and/or Bonus Period, if applicable, the Continuing Spouse will continue to receive any increases to the Benefit Base during the remaining Benefit Base Evaluation Period and/or Bonus Period. If Option 2 was elected, the Continuing Spouse is eligible to receive an additional guarantee if no withdrawals have been taken during the first 10 contract years following the Effective Date. In addition, the Continuing Spouse will be eligible to extend the Benefit Base Evaluation Period upon the expiration of the period. See "Can I extend the Benefit Base Evaluation Period beyond 10 years?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Life Plus upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock For Life Plus. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Life Plus upon the Latest Annuity Date?

If the contract value and the Benefit Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can MarketLock For Life Plus be cancelled?

MarketLock For Life Plus may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary after the 10th contract anniversary. Once MarketLock For Life Plus is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock For Life Plus will no longer apply to your contract. You may not extend the Benefit Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus after cancellation.

Are there circumstances under which MarketLock For Life Plus will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender or termination of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Persons; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Life Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Life Plus. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for MarketLock For Life Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "Can MarketLock For Life Plus be cancelled?"

MARKETLOCK AND MARKETLOCK FOR TWO

What are MarketLock and MarketLock For Two?

MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). MarketLock For Two is also a guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for the life of two spouses. Thus, MarketLock and MarketLock For Two may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors. Please check with your financial representative for availability and any additional restrictions. MarketLock and MarketLock For Two are described separately below.

The features do not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The features only guarantee lifetime withdrawals in the manner described below. You may never need to rely on MarketLock or MarketLock For Two depending on your contract's market performance, your withdrawal activity, and your longevity.

These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans. The features guarantee only Purchase Payments received in the contract's first two years.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY
SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AND/OR MARKETLOCK FOR TWO AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

The investment requirements applicable to MarketLock For Life Plus, discussed above, are not applicable to MarketLock and MarketLock For Two.

MARKETLOCK

How and when can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner. MarketLock cannot be elected if you elect any other optional living benefit.

How does MarketLock work?

MarketLock automatically locks in the highest contract Anniversary Value during the first 10 years (or 20 years if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year. However, you may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date. The term "Extension" refers to your ability to extend the MAV Evaluation Period beyond the first 10 years of your contract. Please see "Can I extend the MAV Evaluation Period beyond 10 years?" below.

MARKETLOCK SUMMARY TABLE:

------------------------------------------------------------------------------
                              MAXIMUM           INITIAL           MAXIMUM
                               ANNUAL           MINIMUM            ANNUAL
                             WITHDRAWAL        WITHDRAWAL        WITHDRAWAL
                            PERCENTAGE*       PERIOD PRIOR     PERCENTAGE IF
                            PRIOR TO ANY         TO ANY         EXTENSION IS
TIME OF FIRST WITHDRAWAL     EXTENSION         EXTENSION          ELECTED
------------------------------------------------------------------------------
 Before 5th Benefit Year         5%             20 years             5%
   anniversary
------------------------------------------------------------------------------
 On or after 5th Benefit         7%          14.28 years**           7%
   Year anniversary
------------------------------------------------------------------------------
 On or after 10th               10%             10 years             7%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after 20th               10%             10 years            10%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after the older           5%           Life of the            5%
   contract owner's 65th                     older contract
   birthday***                                   owner
------------------------------------------------------------------------------

* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount in a benefit year, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See "How are the components for MarketLock Calculated?" below.

** The fractional year indicates that the final withdrawal of the remaining Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.

*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

FOR DETAILS ON THE EFFECTS OF WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

In order to determine the Benefit's value, we calculate each of the components as described below.

How are the components for MarketLock calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. SEE SEASONS REWARDS PROGRAM ABOVE AND SPOUSAL CONTINUATION BELOW. Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary Table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary Table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to withdrawals.

For details on the effects of withdrawals, please see WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. As long as the Benefit is still in effect and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee.

If your MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "How are the components for MarketLock calculated?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

        If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

        (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

        (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock calculated?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

-------------------------------------------------------------------------------------------------------------
             THE AMOUNT WITHDRAWN
              IN A BENEFIT YEAR                              EFFECT ON MINIMUM WITHDRAWAL PERIOD
-------------------------------------------------------------------------------------------------------------
  Amounts up to the Maximum Annual Withdrawal    New Minimum Withdrawal Period = the MAV Benefit Base (which
  Amount                                         includes a deduction for any previous withdrawal), divided by the current Maximum Annual Withdrawal Amount
-------------------------------------------------------------------------------------------------------------
  Amounts in excess of the Maximum Annual        New Minimum Withdrawal Period = the Minimum Withdrawal
  Withdrawal Amount                              Period as of the prior contract anniversary minus one year
-------------------------------------------------------------------------------------------------------------

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life.

If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. SEE SPOUSAL CONTINUATION BELOW. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that (1) the original owner did not previously extend the MAV Evaluation Period and (2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Spousal continuation contributions are not considered to be Eligible Purchase Payments. However, spousal continuation contributions are included for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated. SEE DEATH BENEFITS BELOW.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock be cancelled?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.

Are there circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO

When and how may I elect MarketLock For Two?

You may only elect MarketLock For Two at the time of contract issue and this feature cannot be elected if you elect any other optional living benefit, including MarketLock. To elect MarketLock For Two, you must purchase the contract with your spouse as joint owner or you must designate your spouse as the sole, primary beneficiary. For Non-qualified contracts, the younger owner/spousal beneficiary must be at least age 55 and no older than age 75. For Qualified contracts, the owner and the spousal beneficiary must be at least age 55 and the owner must be no older than age 75 at the time of contract issue.

How does MarketLock For Two work?

MarketLock For Two automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over your lifetime and the lifetime of your spouse. You may begin taking withdrawals immediately following the contract issue date. The Maximum Annual Withdrawal Percentage represents the maximum percentage of your MAV Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year, and varies depending on the age of the younger spouse at the time of the first withdrawal.

MARKETLOCK FOR TWO SUMMARY TABLE:

--------------------------------------------------------------
                                           MAXIMUM
                                            ANNUAL
  AGE OF THE YOUNGER SPOUSE               WITHDRAWAL
 AT TIME OF FIRST WITHDRAWAL             PERCENTAGE*
--------------------------------------------------------------
 At least age 55 but prior to
         63rd Birthday                        4%
--------------------------------------------------------------
 At least age 63 but prior to
         76th Birthday                        5%
--------------------------------------------------------------
  On or after 76th birthday                   6%
--------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will be considered an Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock For Two?" below.

How are the components for MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. See the SEASONS REWARDS PROGRAM and SPOUSAL CONTINUATION section below. Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is equal to the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any Excess Withdrawals are taken. Please see "What are the effects of withdrawals on MarketLock For Two?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for excess withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal. Applicable percentages are shown in the MarketLock For Two Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

What is the fee for MarketLock For Two?

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock For Two?

The Maximum Annual Withdrawal Amount and the MAV Benefit Base may change over time as a result of the timing and amounts of withdrawals.

Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime.

The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock For Two Calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount For Two.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if at the time an Excess Withdrawal is taken, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. As long as the Benefit is still in effect and the younger spouse is age 85 or younger at the time you elect the extension, they may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the components for MarketLock For Two calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted for market gains on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for excess withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock For Two upon a spousal continuation?

The components of the feature will not change as a result of a spousal continuation. A continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a continuing spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the continuing spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the continuing spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. (See "Can I extend the MAV Evaluation Period beyond 10 years?").

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Two upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any payment option mutually agreeable between you and us.

Upon election of items 1, 2, or 3 above, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock For Two be cancelled?

MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock For Two is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect MarketLock For Two after cancellation.

Are there circumstances under which MarketLock For Two will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?"*

     * If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce; or

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "Can MarketLock For Two be cancelled?"

SEASONS INCOME REWARDS

What is Seasons Income Rewards?

Seasons Income Rewards is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream. You are guaranteed to receive withdrawals over a minimum number of years that in total equal at least Purchase Payments made in the first 90 days after contract issue with an opportunity for a Step-Up Amount, as described below, adjusted for withdrawals during that period (the "Benefit"); these withdrawals are guaranteed even if the contract value falls to zero. Seasons Income Rewards does not guarantee lifetime withdrawals but it may offer protection in the event your contract value declines due to unfavorable investment performance. Seasons Income Rewards has rules and restrictions that are discussed more fully below.

Seasons Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount depending on the option elected. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.

Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect Seasons Income Rewards?

You may only elect this feature at the time of contract issue. You may not change the option after election. Please refer to the Seasons Income Rewards Summary Table below for the age limitations associated with these features.

Generally, once you elect Seasons Income Rewards, it cannot be cancelled.

Seasons Income Rewards cannot be elected if you elect any other optional Living Benefit. Seasons Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit for Seasons Income Rewards calculated?

In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Seasons Income Rewards options?

The table below is a summary of the three Seasons Income Rewards options we are currently offering.

SEASONS INCOME REWARDS SUMMARY:

----------------------------------------------------------------------------------------------------------
                                                                                            MINIMUM
                                                                                           WITHDRAWAL
                                                                                            PERIOD*
                                                                                          (IF MAXIMUM
                                                                        MAXIMUM              ANNUAL
                                      BENEFIT                            ANNUAL            WITHDRAWAL
                  MAXIMUM           AVAILABILITY       STEP-UP         WITHDRAWAL         AMOUNT TAKEN
 OPTION         ELECTION AGE            DATE            AMOUNT       PERCENTAGE***         EACH YEAR)
----------------------------------------------------------------------------------------------------------
    1      Age 80 or younger on       3 years          10%* of           10% of             11 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    2      Age 80 or younger on       5 years          20%* of           10% of             12 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    3      Age 70 or younger on       10 years         50%** of          10% of             15 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see IMPORTANT INFORMATION section below.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

               ----------------------------------------------------------------------------------
                    CONTRACT YEAR                                 ANNUALIZED FEE
               ----------------------------------------------------------------------------------
                      0-7 years                          0.65% of Withdrawal Benefit Base
               ----------------------------------------------------------------------------------
                      8-10 years                         0.45% of Withdrawal Benefit Base
               ----------------------------------------------------------------------------------
                         11+                                           None
               ----------------------------------------------------------------------------------

How are the components for Seasons Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions. SEE SEASONS REWARDS ABOVE AND SPOUSAL CONTINUATION BELOW.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What are the effects of withdrawals on Seasons Income Rewards?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount.

     Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or

     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:

        a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

        a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. SEE DEATH BENEFITS BELOW. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.

Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

What happens to Seasons Income Rewards upon the Latest Annuity Date?

If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option. PLEASE SEE INCOME OPTIONS BELOW.

Important Information about Seasons Income Rewards

Seasons Income Rewards is designed to offer protection of your initial investment in the event of a significant market downturn. Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract. Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THIS FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS INCOME REWARDS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SEASONS PROMISE

What is Seasons Promise?

Seasons Promise is an optional guaranteed minimum accumulation benefit offered on your contract. At the end of 10 full contract years ("Benefit Date"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s), adjusted for withdrawals, as specified below. Seasons Promise offers protection in the event that your contract value declines due to unfavorable investment performance.

How and when can I elect Seasons Promise?

You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. Seasons Promise is not available if you elect any other optional living benefit.

Seasons Promise may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Seasons Promise be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end Benefit Date.

How is the Benefit calculated for Seasons Promise?

The Benefit is a one-time adjustment to your contract in the event that your contract value on the Benefit Date is less than the Purchase Payments made in the contract's first 90 days.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements under the Seasons Rewards program are not considered Purchase Payments and are not used in the calculation of the Benefit Base. SEE SEASONS REWARDS ABOVE.

What is the fee for Seasons Promise?

The annualized fee will be deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

---------------------------------------------------------
       CONTRACT YEAR               ANNUALIZED FEE*
---------------------------------------------------------
            0-7                         0.50%
---------------------------------------------------------
            8-10                        0.25%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date.

What happens to Seasons Promise upon a spousal continuation?

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated until 10 full contract years have passed starting from the original issue date. Therefore, the corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Important Information about Seasons Promise

Seasons Promise only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Seasons Promise would not protect the majority of those payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the Benefit Date your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 contract years. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce or eliminate the value of the Benefit.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE SEASONS PROMISE AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

DEATH BENEFITS
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We will not pay a Deferred Payment Enhancement, if available, on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date. SEE SEASONS REWARDS PROGRAM ABOVE.

We do not pay a death benefit if you die after you begin the Income Phase, your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order, at the Annuity Service Center (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original owner reaches the age of 70 1/2).

Please consult a qualified advisor regarding tax implications of these options and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, and an optional enhanced death benefit, which you may elect for an additional fee.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1. Contract value; or

     2. Net Purchase Payments.

If you are age 83-85 at the time of contract issue, the standard death benefit is the greater of:

     1. Contract value; or

     2. The lesser of:

        a. Net Purchase Payments; or

        b. 125% of Contract Value.

OPTIONAL MAXIMUM ANNIVERSARY VALUE OPTION

You may elect the Maximum Anniversary Value option described below which can provide greater protection for your beneficiaries. You must elect the Maximum Anniversary Value option at the time you purchase your contract and once elected it cannot be terminated by you. The annualized fee for the Maximum Anniversary Value option is 0.20% of the average daily net asset value allocated to the Variable Portfolios.

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life to the same owner/annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract. If the Continuing Spouse terminates any optional death benefit or dies after the Latest Annuity Date, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract fees, such as Separate Account or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the Contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.40% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, or over a 9 complete years if you elected to participate in the Seasons Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedules are as follows:

          WITHDRAWAL CHARGE SCHEDULE WITH THE SEASONS REWARDS PROGRAM:

-----------------------------------------------------------------------------------------------------------------------------
 YEARS SINCE RECEIPT OF
    PURCHASE PAYMENT          1         2         3         4         5         6         7         8         9        10+
-----------------------------------------------------------------------------------------------------------------------------
 WITHDRAWAL CHARGE           9%        9%        8%        7%        6%        5%        4%        3%        2%        0%
-----------------------------------------------------------------------------------------------------------------------------

        WITHDRAWAL CHARGE SCHEDULE WITHOUT THE SEASONS REWARDS PROGRAM:

---------------------------------------------------------------------------------------------------------
 YEARS SINCE RECEIPT OF
    PURCHASE PAYMENT          1         2         3         4         5         6         7        8+
---------------------------------------------------------------------------------------------------------
 WITHDRAWAL CHARGE           7%        6%        5%        4%        3%        2%        1%        0%
-------------------------------------------------------------------------------------------------------

These higher potential withdrawal charges for the Seasons Rewards program may compensate us for the expenses associated with the program.

The Seasons Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Seasons Rewards than the contract without an election of this program.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

UNDERLYING FUND EXPENSES

     INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

     12b-1 FEES

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, except for the Seasons Managed Allocation Portfolios. The Seasons Managed Allocation Portfolios invest in certain Select and Focused Portfolios, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from the portion of your contract value allocated to the Variable Portfolios on your contract anniversary. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE

The annualized MarketLock For Life Plus fee will be assessed as a percentage of the Benefit Base for all years in which the feature is in effect. The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives and whether you elect Option 1 or Option 2. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

The fee is deducted proportionately from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter. The fee is as follows:

-----------------------------------------------------------------------------
                           ALL YEARS IN WHICH THE
                            FEATURE IS IN EFFECT         ANNUALIZED FEE
-----------------------------------------------------------------------------
 Option 1                  For One Covered Person     0.65% of Benefit Base
                          ---------------------------------------------------
                           For Two Covered Persons    0.90% of Benefit Base
-----------------------------------------------------------------------------
 Option 2                  For One Covered Person     0.75% of Benefit Base
                          ---------------------------------------------------
                           For Two Covered Persons    1.00% of Benefit Base
-----------------------------------------------------------------------------

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

---------------------------------------------------------------------------
                                                 ANNUALIZED FEE
---------------------------------------------------------------------------
         All years in which
      the feature is in effect              0.65% of MAV Benefit Base
---------------------------------------------------------------------------

OPTIONAL MARKETLOCK FOR TWO FEE

The annualized MarketLock For Two fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. It is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

------------------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT           ANNUALIZED FEE
------------------------------------------------------------------------------
         Prior to Any Withdrawal                0.40% of MAV Benefit Base
------------------------------------------------------------------------------
       After the First Withdrawal               0.80% of MAV Benefit Base
------------------------------------------------------------------------------

OPTIONAL SEASONS INCOME REWARDS FEE

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

--------------------------------------------------------------------------
       CONTRACT YEAR                        ANNUALIZED FEE
--------------------------------------------------------------------------
         0-7 years                 0.65% of Withdrawal Benefit Base
--------------------------------------------------------------------------
         8-10 years                0.45% of Withdrawal Benefit Base
--------------------------------------------------------------------------
         11+ years                               none
--------------------------------------------------------------------------

OPTIONAL SEASONS PROMISE FEE

The annualized fee for the Seasons Promise feature is calculated as a percentage of the portion of your contract value allocated to the Variable Portfolios minus Purchase Payments received after the 90th day since the contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
            0-7                         0.50%
---------------------------------------------------------
            8-10                        0.25%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

OPTIONAL DEATH BENEFIT FEE

The annualized fee for the optional death benefit is 0.20% of the average daily ending net asset value allocated to the Variable Portfolio(s).

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your first contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

If you participate in the Seasons Rewards Program and switch to the Income Phase prior to a Deferred Payment Enhancement Date, if applicable, we will not allocate any corresponding Deferred Payment Enhancement to your contract. SEE SEASONS REWARDS PROGRAM ABOVE.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. SEE DEATH BENEFITS ABOVE.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no annuity income payments will be available. PLEASE SEE MARKETLOCK FOR LIFE PLUS, MARKETLOCK, MARKETLOCK FOR TWO AND SEASONS INCOME REWARDS ABOVE.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option by sending a written request to our Annuity Service Center. Once you begin receiving annuity income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with income Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is income Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive your notification no annuity income option based on the life of the Annuitant may be elected.

INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS
GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since income Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your annuity income payments vary depending on the following:

     - for life options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified Contracts that are issued by us (or our affiliates) to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions.

Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Transfer among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules can become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the Contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the Contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the Contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the Contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little such guidance is available. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider and/or other optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

OTHER INFORMATION
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FIRST SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 70 Pine Street, New York, New York 10270. The Company conducts life insurance and annuity business in the state of New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Circumstances affecting AIG can have an impact on the Company. For example, downgrades or other ratings actions taken by the major rating agencies with respect to AIG can result in corresponding downgrades and ratings actions being taken with respect to the Company's ratings.

THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc., ("Distributor") located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. The Distributor, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained in connection with the distribution of the contracts.

THE SEPARATE ACCOUNT

The Company originally established the Separate Account, FS Variable Annuity Account Five, under New York law on August 1, 1997. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these benefits through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG. See AIG SUPPORT AGREEMENT below and the Statement of Additional Information for more information regarding this arrangement.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and the Distributor. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program.

ADDITIONAL CASH COMPENSATION. We may pay selling firms support fees in the form of additional cash compensation. These payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the selling firm's registered representatives about our products, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that selling firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms. We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from the fees and charges collected under the contract.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Commissions and other support fees may influence the way that a selling firm and its registered representatives market the contract and service customers who purchase the contract, and may influence the selling firm and its registered representatives to present this contract over others available in the market place. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST.

PAYMENTS WE RECEIVE

We may directly or indirectly receive payments from the Trust's investment adviser and/or subadvisers (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. We generally receive three kinds of payments.

RULE 12B-1 FEES. We receive 12b-1 fees of 0.25% of the average daily assets of the Underlying Funds in the Contracts from the Trust. These fees are deducted directly from the assets of the Underlying Funds. Please see EXPENSES above.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation from the Trust's investment adviser, AIG SAAMCo, our affiliate, related to the availability of the Underlying Funds in the contract. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract owners, through their indirect investment in the Trust, bear the costs of these investment management fees. Such amounts are paid pursuant to an administrative services agreement and are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain subadvisers (or affiliates thereof) may help offset the costs we incur for training to support sales of the Underlying Funds in the contract. These amounts may provide such subadvisers access to national and regional sales conferences attended by our employees and registered representatives. In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment adviser and subadvisers (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 99NY-SUN, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K of AIG for the fiscal year ended December 31, 2006 have been so incorporated in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

First SunAmerica Life Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 99NY-SUN

The financial statements of the Company and the Separate Account can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at (800) 99NY-SUN.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 99NY-SUN. The contents of the SAI are listed below.

Separate Account............................................    3

General Account.............................................    4

Support Agreement Between the Company and AIG...............    4

Performance Data............................................    5

Annuity Income Payments.....................................    8

Annuity Unit Values.........................................    8

Taxes.......................................................   11

Distribution of Contracts...................................   19

Financial Statements........................................   19

APPENDIX A - CONDENSED FINANCIAL INFORMATION
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SEASONS SERIES TRUST -- CLASS 3 SHARES

                                                                 INCEPTION           FISCAL
                                                                    TO             YEAR ENDED
                     SEASONS STRATEGIES                           4/30/06            4/30/07
------------------------------------------------------------  ---------------    ---------------
------------------------------------------------------------------------------------------------
Growth Strategy (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $15.783    (a)     $17.928
                                                              (b)     $15.783    (b)     $17.775
 Ending AUV.................................................  (a)     $17.928    (a)     $19.809
                                                              (b)     $17.775    (b)     $19.600
 Ending Number of AUs.......................................  (a)         101    (a)      13,641
                                                              (b)       2,232    (b)      25,347
------------------------------------------------------------------------------------------------
Moderate Growth Strategy (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $15.524    (a)     $17.343
                                                              (b)     $15.524    (b)     $17.234
 Ending AUV.................................................  (a)     $17.343    (a)     $19.067
                                                              (b)     $17.234    (b)     $18.909
 Ending Number of AUs.......................................  (a)         170    (a)      25,043
                                                              (b)      27,351    (b)      31,993
------------------------------------------------------------------------------------------------
Balanced Growth Strategy (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $15.168    (a)     $16.452
                                                              (b)     $15.168    (b)     $16.322
 Ending AUV.................................................  (a)     $16.452    (a)     $17.978
                                                              (b)     $16.322    (b)     $17.791
 Ending Number of AUs.......................................  (a)      38,514    (a)      40,710
                                                              (b)          74    (b)         943
------------------------------------------------------------------------------------------------
Conservative Growth Strategy (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $14.896    (a)     $15.837
                                                              (b)     $14.896    (b)     $15.713
 Ending AUV.................................................  (a)     $15.837    (a)     $17.186
                                                              (b)     $15.713    (b)     $17.016
 Ending Number of AUs.......................................  (a)       2,253    (a)       7,097
                                                              (b)          76    (b)          76
------------------------------------------------------------------------------------------------

    (a) Without election of the optional enhanced death benefit.
    (b) With election of the optional enhanced death benefit.
       AUV - Accumulation Unit Value
       AU - Accumulation Units

                                                                 INCEPTION           FISCAL
                                                                    TO             YEAR ENDED
                     FOCUSED PORTFOLIOS                           4/30/06            4/30/07
------------------------------------------------------------  ---------------    ---------------
------------------------------------------------------------------------------------------------
Focus Growth (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)      $6.978    (a)      $8.099
                                                              (b)      $6.978    (b)      $8.029
 Ending AUV.................................................  (a)      $8.099    (a)      $8.339
                                                              (b)      $8.029    (b)      $8.254
 Ending Number of AUs.......................................  (a)       7,555    (a)      10,357
                                                              (b)         266    (b)       2,174
------------------------------------------------------------------------------------------------
Focus Growth & Income (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)      $9.283    (a)     $10.509
                                                              (b)      $9.283    (b)     $10.419
 Ending AUV.................................................  (a)     $10.509    (a)     $11.846
                                                              (b)     $10.419    (b)     $11.711
 Ending Number of AUs.......................................  (a)       6,194    (a)      11,919
                                                              (b)         121    (b)       3,560
------------------------------------------------------------------------------------------------
Focus Value (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $13.753    (a)     $16.141
                                                              (b)     $13.753    (b)     $16.046
 Ending AUV.................................................  (a)     $16.141    (a)     $19.517
                                                              (b)     $16.046    (b)     $19.368
 Ending Number of AUs.......................................  (a)      13,961    (a)      14,549
                                                              (b)          80    (b)       6,030
------------------------------------------------------------------------------------------------
Focus TechNet (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)      $4.228    (a)      $5.382
                                                              (b)      $4.228    (b)      $5.351
 Ending AUV.................................................  (a)      $5.382    (a)      $5.269
                                                              (b)      $5.351    (b)      $5.226
 Ending Number of AUs.......................................  (a)         546    (a)      14,300
                                                              (b)         494    (b)       1,554
------------------------------------------------------------------------------------------------

    (a) Without election of the optional enhanced death benefit.
    (b) With election of the optional enhanced death benefit.
       AUV - Accumulation Unit Value
       AU - Accumulation Units

                                                                 INCEPTION           FISCAL
                                                                    TO             YEAR ENDED
                     SELECT PORTFOLIOS                            4/30/06            4/30/07
------------------------------------------------------------  ---------------    ---------------
------------------------------------------------------------------------------------------------
Large-Cap Growth (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)      $8.507    (a)      $9.564
                                                              (b)      $8.507    (b)      $9.484
 Ending AUV.................................................  (a)      $9.564    (a)     $10.339
                                                              (b)      $9.484    (b)     $10.229
 Ending Number of AUs.......................................  (a)       2,299    (a)       5,247
                                                              (b)         220    (b)       8,465
------------------------------------------------------------------------------------------------
Large-Cap Composite (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)      $9.285    (a)     $10.299
                                                              (b)      $9.285    (b)     $10.214
 Ending AUV.................................................  (a)     $10.299    (a)     $11.604
                                                              (b)     $10.214    (b)     $11.458
 Ending Number of AUs.......................................  (a)           0    (a)      27,838
                                                              (b)         119    (b)       1,156
------------------------------------------------------------------------------------------------
Large-Cap Value (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $12.670    (a)     $14.414
                                                              (b)     $12.670    (b)     $14.331
 Ending AUV.................................................  (a)     $14.414    (a)     $16.630
                                                              (b)     $14.331    (b)     $16.501
 Ending Number of AUs.......................................  (a)       5,487    (a)      18,955
                                                              (b)       1,682    (b)      12,984
------------------------------------------------------------------------------------------------
Mid-Cap Growth (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $14.207    (a)     $18.166
                                                              (b)     $14.207    (b)     $18.046
 Ending AUV.................................................  (a)     $18.166    (a)     $19.634
                                                              (b)     $18.046    (b)     $19.407
 Ending Number of AUs.......................................  (a)      11,702    (a)       8,040
                                                              (b)         124    (b)       2,391
------------------------------------------------------------------------------------------------
Mid-Cap Value (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $20.140    (a)     $23.619
                                                              (b)     $20.140    (b)     $23.409
 Ending AUV.................................................  (a)     $23.619    (a)     $27.511
                                                              (b)     $23.409    (b)     $27.210
 Ending Number of AUs.......................................  (a)      13,124    (a)      18,845
                                                              (b)         876    (b)       7,707
------------------------------------------------------------------------------------------------
Small-Cap (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $10.535    (a)     $12.854
                                                              (b)     $10.535    (b)     $12.740
 Ending AUV.................................................  (a)     $12.854    (a)     $13.785
                                                              (b)     $12.740    (b)     $13.637
 Ending Number of AUs.......................................  (a)      17,786    (a)      25,772
                                                              (b)         243    (b)       9,376
------------------------------------------------------------------------------------------------
International Equity (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)      $8.746    (a)     $11.380
                                                              (b)      $8.746    (b)     $11.297
 Ending AUV.................................................  (a)     $11.380    (a)     $13.013
                                                              (b)     $11.297    (b)     $12.891
 Ending Number of AUs.......................................  (a)       8,432    (a)      80,121
                                                              (b)      28,076    (b)      47,398
------------------------------------------------------------------------------------------------

    (a) Without election of the optional enhanced death benefit.
    (b) With election of the optional enhanced death benefit.
       AUV - Accumulation Unit Value
       AU - Accumulation Units

                                                                 INCEPTION           FISCAL
                                                                    TO             YEAR ENDED
                     SELECT PORTFOLIOS                            4/30/06            4/30/07
------------------------------------------------------------  ---------------    ---------------
------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $12.050    (a)     $11.793
                                                              (b)     $12.050    (b)     $11.741
 Ending AUV.................................................  (a)     $11.793    (a)     $12.386
                                                              (b)     $11.741    (b)     $12.303
 Ending Number of AUs.......................................  (a)       2,544    (a)      14,597
                                                              (b)       1,536    (b)       3,991
------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)     $10.562    (a)     $10.736
                                                              (b)     $10.562    (b)     $10.699
 Ending AUV.................................................  (a)     $10.736    (a)     $11.072
                                                              (b)     $10.699    (b)     $11.035
 Ending Number of AUs.......................................  (a)      42,537    (a)      78,497
                                                              (b)         112    (b)       5,527
------------------------------------------------------------------------------------------------
Strategic Fixed Income (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)      $9.751    (a)     $10.224
                                                              (b)      $9.751    (b)     $10.172
 Ending AUV.................................................  (a)     $10.224    (a)     $10.985
                                                              (b)     $10.172    (b)     $10.907
 Ending Number of AUs.......................................  (a)       7,999    (a)      24,453
                                                              (b)       1,480    (b)       7,465
------------------------------------------------------------------------------------------------

    (a) Without election of the optional enhanced death benefit.
    (b) With election of the optional enhanced death benefit.
       AUV - Accumulation Unit Value
       AU - Accumulation Units

                                                                 INCEPTION           FISCAL
                                                                    TO             YEAR ENDED
           SEASONS MANAGED ALLOCATION PORTFOLIOS                  4/30/06            4/30/07
------------------------------------------------------------  ---------------    ---------------
------------------------------------------------------------------------------------------------
Allocation Growth (Inception Date: 05/05/05
 Beginning AUV..............................................  (a)      $9.765    (a)     $11.500
                                                              (b)      $9.765    (b)     $11.477
 Ending AUV.................................................  (a)     $11.500    (a)     $12.826
                                                              (b)     $11.477    (b)     $12.775
 Ending Number of AUs.......................................  (a)      46,266    (a)     197,273
                                                              (b)      22,583    (b)      65,431
------------------------------------------------------------------------------------------------
Allocation Moderate (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)      $9.844    (a)     $10.967
                                                              (b)      $9.844    (b)     $10.942
 Ending AUV.................................................  (a)     $10.967    (a)     $12.041
                                                              (b)     $10.942    (b)     $11.989
 Ending Number of AUs.......................................  (a)      24,633    (a)     193,857
                                                              (b)      86,583    (b)     212,257
------------------------------------------------------------------------------------------------
Allocation Moderate Growth (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)      $9.802    (a)     $11.223
                                                              (b)      $9.802    (b)     $11.199
 Ending AUV.................................................  (a)     $11.223    (a)     $12.418
                                                              (b)     $11.199    (b)     $12.366
 Ending Number of AUs.......................................  (a)      27,373    (a)     260,586
                                                              (b)      95,438    (b)     330,334
------------------------------------------------------------------------------------------------
Allocation Balanced (Inception Date: 05/05/05)
 Beginning AUV..............................................  (a)      $9.729    (a)     $10.693
                                                              (b)      $9.729    (b)     $10.670
 Ending AUV.................................................  (a)     $10.693    (a)     $11.622
                                                              (b)     $10.670    (b)     $11.574
 Ending Number of AUs.......................................  (a)      19,563    (a)     223,937
                                                              (b)      54,118    (b)     183,278
------------------------------------------------------------------------------------------------

    (a) Without election of the optional enhanced death benefit.
    (b) With election of the optional enhanced death benefit.
       AUV - Accumulation Unit Value
       AU - Accumulation Units

APPENDIX B - SEASONS REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------

I.  DEFERRED PAYMENT ENHANCEMENT

If you elect to participate in the Seasons Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     1. Your contract value on your 5th contract anniversary is $190,000.

     2. You request a withdrawal of $75,000 on your 5th contract anniversary.

     3. No subsequent Purchase Payments have been made.

     4. No prior withdrawals have been taken.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

--------------------------------------------------------------------------------------------------------
                                 UPFRONT PAYMENT    DEFERRED PAYMENT           DEFERRED PAYMENT
       ENHANCEMENT LEVEL         ENHANCEMENT RATE   ENHANCEMENT RATE           ENHANCEMENT DATE
--------------------------------------------------------------------------------------------------------
 Under $40,000                          2%                 0%          N/A
--------------------------------------------------------------------------------------------------------
 $40,000 - $99,999                      4%                 0%          N/A
--------------------------------------------------------------------------------------------------------
 $100,000 - $499,999                    4%                 1%          Nine years from the date we
                                                                       receive each Purchase Payment.
--------------------------------------------------------------------------------------------------------
 $500,000 - more                        5%                 1%          Nine years from the date we
                                                                       receive each Purchase Payment.
--------------------------------------------------------------------------------------------------------

Contracts issued with the Seasons Rewards feature after April 3, 2000, may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

     1. Above Enhancement Levels, Rates and Dates throughout the first 90 days.

     2. No withdrawal in the first 90 days.

     3. Initial Purchase Payment of $35,000 on December 1, 2000.

     4. Subsequent Purchase Payment of $40,000 on January 15, 2001.

     5. Subsequent Purchase Payment of $25,000 on January 30, 2001.

     6.  Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENTS ARE RECEIVED

-------------------------------------------------------------------------------------------
                                                                              DEFERRED
                                 PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                  PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
DATE OF PURCHASE PAYMENT          AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
-------------------------------------------------------------------------------------------
 December 1, 2000                 $35,000         2%            0%        N/A
-------------------------------------------------------------------------------------------
 January 15, 2001                 $40,000         4%            0%        N/A
-------------------------------------------------------------------------------------------
 January 30, 2001                 $25,000         4%            1%        January 30, 2010
-------------------------------------------------------------------------------------------
 February 12, 2001                $ 7,500         4%            1%        February 12, 2010
-------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

-------------------------------------------------------------------------------------------
                                                                              DEFERRED
                                 PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                  PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
DATE OF PURCHASE PAYMENT          AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
-------------------------------------------------------------------------------------------
 December 1, 2000                 $35,000         4%            1%        December 1, 2009
-------------------------------------------------------------------------------------------
 January 15, 2001                 $40,000         4%            1%        January 15, 2010
-------------------------------------------------------------------------------------------
 January 30, 2001                 $25,000         4%            1%        January 30, 2010
-------------------------------------------------------------------------------------------
 February 12, 2001                $ 7,500         4%            1%        February 12, 2010
-------------------------------------------------------------------------------------------

APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the MarketLock For Life Plus, MarketLock, MarketLock For Two and Seasons Income Rewards features:

MARKETLOCK FOR LIFE PLUS EXAMPLES

     EXAMPLE 1:

     Assume you elect MarketLock For Life Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $103,000.

     Your initial Benefit Base and Bonus Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Bonus on the first anniversary is calculated as the Bonus Percentage (6%) multiplied by the Bonus Base ($100,000) which equals $6,000. On your first contract anniversary, your Benefit Base is adjusted to $106,000 which equals the greatest of your current Benefit Base ($100,000), your contract value ($103,000), or your Bonus plus your current Benefit Base ($6,000 + $100,000).

     Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st contract anniversary is 5% of the Benefit Base (5% x
     $106,000 = $5,300). Therefore, as of your 1st contract anniversary, you may take withdrawals of up to $5,300 each year as long as the Covered Person(s) is(are) alive and you do not take any excess withdrawals.

     EXAMPLE 2:

     Assume you elect MarketLock For Life Plus, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $120,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th contract anniversary. Assume further that on your 1st contract anniversary, your contract value is $103,000. Therefore, your Benefit Base and Bonus Base do not increase due to a maximum Anniversary Value. Your contract values, Benefit Bases, Bonus Bases, and Bonuses are given as follows:

-----------------------------------------------------------------------------------------------------------
      CONTRACT                                                                             MAXIMUM ANNUAL
     ANNIVERSARY       CONTRACT VALUE    BENEFIT BASE      BONUS BASE         BONUS       WITHDRAWAL AMOUNT
-----------------------------------------------------------------------------------------------------------
         1st              $103,000         $106,000         $100,000          $6,000           $5,300
-----------------------------------------------------------------------------------------------------------
         2nd              $223,000         $218,000         $200,000         $12,000          $10,900
-----------------------------------------------------------------------------------------------------------
         3rd              $223,000         $230,000         $200,000         $12,000          $11,500
-----------------------------------------------------------------------------------------------------------
         4th              $223,000         $242,000         $200,000         $12,000          $12,100
-----------------------------------------------------------------------------------------------------------
         5th              $253,000         $285,800         $230,000         $13,800          $14,290
-----------------------------------------------------------------------------------------------------------
         6th              $303,000         $299,600         $230,000         $13,800          $14,980
-----------------------------------------------------------------------------------------------------------

     Since the Benefit Base equals the Benefit Base at the beginning of that Benefit Year plus the subsequent Eligible Purchase Payments made in year 2, your new Benefit Base at the time of deposit equals $206,000 ($106,000 + $100,000). $20,000 of the $120,000 Purchase Payment is considered Ineligible Purchase Payments because it exceeds the Eligible Purchase Payment made in the 1st contract year (100% of $100,000). On your 2nd contract anniversary, your Bonus is $12,000 (6% X $200,000) and your Benefit Base equals $218,000 ($206,000 + $12,000). Assuming your Maximum Annual Withdrawal Percentage at that time is 5%, then your Maximum Annual Withdrawal Amount would be $10,900 if you were to start taking withdrawals after the 2nd contract anniversary (5% of the $218,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Bonus and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment of $30,000 in year 5, your new Benefit Base equals $272,000 ($242,000 + $30,000). On your 5th contract anniversary, your Bonus Base is $230,000 and your Bonus equals $13,800 ($230,000 X 6%). Your Benefit Base equals $285,800 ($272,000 + $13,800). Any Purchase Payments made on or after your 5th contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Bonus Base, or Bonus. A maximum Anniversary Value is not attained on the 6th contract anniversary since the contract value of $303,000 is reduced by Ineligible Purchase Payments of $70,000 ($20,000 + $50,000). Therefore, your Benefit Base is $299,600
     ($285,800 + $13,800). If you were to start taking withdrawals after the 6th contract anniversary, and your Maximum Annual Withdrawal Percentage at that time remains at 5%, your Maximum Annual Withdrawal Amount would be $14,980 (5% of the $299,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th contract anniversary, you may take up to $14,980 each year as long as the Covered Person(s) is (are) alive.

     EXAMPLE 3:

     Assume you elect MarketLock For Life Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your contract values, Benefit Bases, Bonus Bases, and Bonuses are as follows:

--------------------------------------------------------------------------------------------------------
      CONTRACT                                                                          MAXIMUM ANNUAL
     ANNIVERSARY      CONTRACT VALUE   BENEFIT BASE     BONUS BASE         BONUS      WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------
         1st             $103,000        $106,000        $100,000         $6,000           $5,300
--------------------------------------------------------------------------------------------------------
         2nd             $115,000        $115,000        $115,000          N/A*            $5,750
--------------------------------------------------------------------------------------------------------
         3rd             $107,000        $121,900        $115,000         $6,900           $6,095
--------------------------------------------------------------------------------------------------------
         4th             $110,000        $128,800        $115,000         $6,900           $6,440
--------------------------------------------------------------------------------------------------------
         5th             $140,000        $140,000        $140,000          N/A*            $7,000
--------------------------------------------------------------------------------------------------------
         6th             $145,000        $148,400        $140,000         $8,400           $7,420
--------------------------------------------------------------------------------------------------------

     * The Benefit Base calculated based on the maximum anniversary value is greater than the Bonus plus the Benefit Base; therefore, the Bonus Base and Benefit Base are increased to the current anniversary value, and the Benefit Base is not increased by the Bonus.

     On your 6th contract anniversary, your contract value is $145,000, and your Benefit Base is stepped-up to $148,400 and Bonus Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,420 (5% of the $148,400 Benefit Base). Therefore, if you do not take any excess withdrawals and begin taking withdrawals as of the 6th contract anniversary, you may take up to $7,420 each year as long as the Covered Person(s) is (are) alive.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock For Life Plus, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th contract anniversary. Contract values, Benefit Base values, Bonus Base values, and Bonus amounts are as described in EXAMPLE 3 above. Also assume that during your 7th contract year, after your 6th contract anniversary, your contract value is $107,920 and you make a withdrawal of $11,440. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,420), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount
     ($11,440 - $7,420), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,420. Your contract value after this portion of the withdrawal is $100,500 ($107,920 - $7,420), but your Benefit Base and Bonus Base are unchanged. Next, we recalculate your Benefit Base, Bonus Base and Bonus by reducing the Benefit Base and Bonus Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,020/$100,500 = 4%). The Benefit Base is adjusted to $142,464 ($148,400 minus 4% of $148,400 equals $5,936). The
     Bonus Base is adjusted to $134,400($140,000 minus 4% of $140,000 equals $5,600). Your new Bonus is 6% of your new Bonus Base (6% X $134,400), which equals $8,064. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage
     ($142,464 X 5%), which equals $7,123.20.

     Therefore, if you do not take additional excess withdrawals, you may take up to $7,123.20 each year as long as the Covered Person(s) is(are) alive.

     EXAMPLE 5 - IF YOU ELECT MARKETLOCK FOR LIFE PLUS OPTION 2:

     Assume you elect MarketLock For Life Plus Option 2, and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 10th contract anniversary. Assume further that on your 1st contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Benefit Base and Bonus Base do not increase due to a maximum Anniversary Value. Assume that your contract values, Benefit Bases, Bonus Bases, and Bonuses are given as follows:

-----------------------------------------------------------------------------------------------------------
                                                                                           MAXIMUM ANNUAL
     ANNIVERSARY       CONTRACT VALUE    BENEFIT BASE      BONUS BASE         BONUS       WITHDRAWAL AMOUNT
-----------------------------------------------------------------------------------------------------------
         1st              $103,000         $107,000         $100,000          $7,000           $5,350
-----------------------------------------------------------------------------------------------------------
         2nd              $103,000         $114,000         $100,000          $7,000           $5,700
-----------------------------------------------------------------------------------------------------------
         3rd              $103,000         $121,000         $100,000          $7,000           $6,050
-----------------------------------------------------------------------------------------------------------
         4th              $103,000         $128,000         $100,000          $7,000           $6,400
-----------------------------------------------------------------------------------------------------------
         5th              $103,000         $135,000         $100,000          $7,000           $6,750
-----------------------------------------------------------------------------------------------------------
         6th              $103,000         $142,000         $100,000          $7,000           $7,100
-----------------------------------------------------------------------------------------------------------
         7th              $103,000         $149,000         $100,000          $7,000           $7,450
-----------------------------------------------------------------------------------------------------------
         8th              $103,000         $156,000         $100,000          $7,000           $7,800
-----------------------------------------------------------------------------------------------------------
         9th              $103,000         $163,000         $100,000          $7,000           $8,150
-----------------------------------------------------------------------------------------------------------
        10th              $103,000         $200,000         $100,000           N/A*           $10,000
-----------------------------------------------------------------------------------------------------------

     * The Benefit Base calculated based on 200% of the Purchase Payments made in the first contract year is greater than both maximum Anniversary Value and the Bonus plus the Benefit Base; therefore, the Benefit Base is increased to $200,000 on the 10th anniversary.

     On your 10th anniversary, your Benefit Base is equal to the greatest of your contract value ($103,000), your Bonus plus your current Benefit Base ($170,000 = $163,000 + $7,000), and 200% of the Purchase Payments made in the first contract year ($200,000 = 200% of $100,000). Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $10,000 (5% of the $200,000 Benefit Base). Therefore, if you do not take any excess withdrawals and begin taking withdrawals as of the 10th anniversary, you may take up to $10,000 each year as long as the Covered Person(s) is(are) alive.

MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES

     EXAMPLE 1:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base
     (5% X $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

     EXAMPLE 2:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                            LIFETIME MAXIMUM
      CONTRACT                                           MAXIMUM ANNUAL        MINIMUM      ANNUAL WITHDRAWAL
     ANNIVERSARY       CONTRACT VALUE    BENEFIT BASE   WITHDRAWAL AMOUNT WITHDRAWAL PERIOD      AMOUNT
-------------------------------------------------------------------------------------------------------------
         1st              $105,000         $105,000          $5,250              20              $5,250
-------------------------------------------------------------------------------------------------------------
         2nd              $115,000         $115,000          $5,750              20              $5,750
-------------------------------------------------------------------------------------------------------------
         3rd              $107,000         $115,000          $5,750              20              $5,750
-------------------------------------------------------------------------------------------------------------
         4th              $110,000         $110,000          $5,500              20              $5,500
-------------------------------------------------------------------------------------------------------------
         5th              $120,000         $120,000          $8,400            14.28             $6,000
-------------------------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% X $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your 5th contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year. If you are age 65 or older, you may take annual withdrawals of up to $6,000 (5% X $120,000) for life.

     EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, following this first withdrawal of $4,500, you may take withdrawals of up to $8,400 annually over the next 13 years, plus $6,300 in the last Benefit Year.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                            LIFETIME MAXIMUM
      CONTRACT                                           MAXIMUM ANNUAL        MINIMUM      ANNUAL WITHDRAWAL
     ANNIVERSARY       CONTRACT VALUE    BENEFIT BASE   WITHDRAWAL AMOUNT WITHDRAWAL PERIOD      AMOUNT
-------------------------------------------------------------------------------------------------------------
         1st              $105,000         $105,000          $5,250              20              $5,250
-------------------------------------------------------------------------------------------------------------
         2nd              $115,000         $115,000          $5,750              20              $5,750
-------------------------------------------------------------------------------------------------------------
         3rd              $120,000         $120,000          $6,000              20              $6,000
-------------------------------------------------------------------------------------------------------------
         4th              $110,000         $120,000          $6,000              20              $6,000
-------------------------------------------------------------------------------------------------------------
         5th              $80,000          $120,000          $8,400            14.28             $6,000
-------------------------------------------------------------------------------------------------------------

     Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% X $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, you may take annual withdrawals of up to $8,400 over the next 14 years, plus $2,400 in the last Benefit Year.

     Now assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $80,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount
     ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $71,600 ($80,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($68,312/$71,600 = 95.4%), or $111,600 * 95.4% which equals $106,475. Your
     MAV Benefit Base is the lesser of these two calculations, or $106,475. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($106,475/13.28), which equals $8,017.71. Therefore, you may take annual withdrawals of up to $8,017.71 over the next 13 years, plus $2,244.77 in the last Benefit Year. Since the withdrawal is greater than your lifetime Maximum Annual Withdrawal Amount ($6,000), lifetime withdrawals are no longer available.

     EXAMPLE 5:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (when the younger of you and if applicable, your spouse is at least 63 years old but younger than 76 years old) is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually as long as at least one of you or your spouse is alive.

     EXAMPLE 6:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (provided the younger of you or your spouse is at least 76) is 6% of the MAV Benefit Base (6% x $120,000 = $7,200). Therefore, you may take up to $7,200 annually while at least one of you or your spouse is alive.

     EXAMPLE 7 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock for Two, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and Benefit Base values are as described in EXAMPLE 6 above. Also assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $118,000 and you make your first withdrawal in the amount of $11,632. Assuming that you or the younger of you or your spouse is at least age 76 at the time of your first withdrawal, your Maximum Annual Withdrawal percentage would be 6% of the MAV Benefit Base (6% X $120,000 = $7,200). However because your withdrawal of $11,632 is greater than your Maximum Annual Withdrawal Amount ($7,200), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,632 - $7,200), or $4,432. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,200. Your contract value after this portion of the withdrawal is $110,800
     ($118,000 -- $7,200), but your Benefit Base is unchanged. Next, we recalculate your Benefit Base by reducing the Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,432/$110,800 = 4%), or $120,000 X 96% which equals $115,200. Your new
     Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal percentage ($115,200 * 6%), which equals $6,912. Therefore, you may take up to $6,912 annually while at least one of you or your spouse is alive.

SEASONS INCOME REWARDS

     EXAMPLE 1 OF SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take up to $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTIONS 1 AND 2:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

     EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTION 3:

     Assume you elect Seasons Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

     EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 annually over a minimum of 11 years, plus $2,500 in the last Benefit Year.

     EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME
                 REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000).

     For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

APPENDIX D -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution. The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. FURTHERMORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit was selected by the original owner, the death benefit is as follows upon the Continuing Spouse's death:

     A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greater of:

        1. Contract value; or

        2. Continuation Net Purchase Payments.

     B. If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit is the greater of:

        1. Contract value; or

        2. The lesser of:

          a. Continuation Net Purchase Payments; or

          b. 125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the Standard Death Benefit is the contract value as of the later of the date of death of the Continuing Spouse or the NYSE business day in which we receive all required documentation in Good Order at our Annuity Service Center.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Maximum Anniversary Value death benefit was selected by the original owner, the death benefit is as follows upon a Continuing Spouses's death;

     A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments; or

        c. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 83rd birthday; plus any Purchase Payments received after that anniversary but received prior to the Continuing Spouse's 86th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     B. If the Continuing Spouse is age 83-85 on the Continuation Date the death benefit is the Standard Death Benefit, which is equal to, the greater of:

        1. Contract value; or

        2. The lesser of:

          a. Continuation Net Purchase Payments; or

          b. 125% of contract value.

The fee for the Maximum Anniversary Value death benefit will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is the contract value as of the later of the date of death of the Continuing Spouse or the NYSE business day in which we receive all required documentation in Good Order at our Annuity Service Center. Therefore, if the Continuing Spouse is age 86 or older on the Continuation Date, the Continuing Spouse's beneficiary will not receive any benefit from the Maximum Anniversary Value death benefit.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Seasons Select II Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to:  First SunAmerica Life Insurance Company, Annuity Service
   Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================

             FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS ISSUED BY

                        FS VARIABLE ANNUITY ACCOUNT FIVE

                       Seasons Select II Variable Annuity

               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated February 1, 2008, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 99NY-SUN or writing us at:

    First SunAmerica Life Insurance Company
    Annuity Service Center
    P.O. Box 54299
    Los Angeles, California 90054-0299


THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS FEBRUARY 1, 2008.

================================================================================
                                TABLE OF CONTENTS
================================================================================

Separate Account .....................................................    3

General Account ......................................................    4

Support Agreement Between the Company and AIG ........................    4

Performance Data .....................................................    5

Annuity Income Payments ..............................................    8

Annuity Unit Values ..................................................    8

Taxes ................................................................   11

Distribution of Contracts ............................................   19

Financial Statements .................................................   19

================================================================================
                                SEPARATE ACCOUNT
================================================================================

FS Variable Annuity Account Five ("Separate Account") was originally established by First SunAmerica Life Insurance Company (the "Company") on August 1, 1997 pursuant to the provisions of New York law, as a segregated asset account of the Company. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance and life insurance and retirement services, financial services and asset management. The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Select Portfolios, Focused Portfolios, Seasons Strategies and Seasons Managed Allocation Portfolios ("Variable Portfolio(s)"), with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by Separate Account charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

================================================================================
                                 GENERAL ACCOUNT
================================================================================

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available Fixed Account options and/or available DCA Fixed Account(s) available in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

Support Agreement Between the Company and AIG

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG on behalf of the Company.

================================================================================
                                PERFORMANCE DATA
================================================================================

From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolio is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding underlying funds of Seasons Series Trust, ("Trust") modified to reflect the charges and expenses as if the contract had been in existence since the inception date of the Trust's underlying fund. Further, returns shown are for the original class of shares of the Trust, adjusted to reflect the fees and charges for the newer class of shares (for Class 3) until performance for the newer class becomes available. However, the actual shares purchased under this contract are Class 3 of the Trust. Returns of the newer class will be lower than those of the original class since the newer class of shares is subject to service fees of 0.25% for the Trust. The inception date of the Class 3 shares in Seasons Series Trust is November 17, 2003. In some cases a particular Variable Portfolio may have been available in another contract funded through this Separate Account. If the Variable Portfolio was incepted in this Separate Account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on underlying Trusts' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding underlying funds of the Trust adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). The Trust has served since its inception as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

Performance data for the various Variable Portfolios are computed in the manner described below.

Cash Management Portfolio

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

    Base Period Return = (EV - SV - CMF)/(SV)

    where:

    SV  = value of one Accumulation Unit at the start of a 7 day period

    EV  = value of one Accumulation Unit at the end of the 7 day period

    CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Select Portfolios, Focused Portfolios and/or Strategies and the general account so that each Select Portfolio's, Focused Portfolio's and/or Strategy's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Select Portfolio, Focused Portfolio and/or Strategy. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

    Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

    Effective Yield = [(Base Period Return + 1)365/7 - 1]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments. But also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts.)

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

For contracts without the Seasons Rewards Program:
--------------------------------------------------

                       P (1 + T) TO THE POWER OF n = ERV

For contracts with the Seasons Rewards Program:
------------------------------------------------

                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV

    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years

        E = Payment Enhancement Rate

        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

     - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND

     - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.

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                            ANNUITY INCOME PAYMENTS
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Initial Monthly Annuity Income Payment

The initial annuity income payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Annuity Income Payments

For a fixed annuity, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.

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                               ANNUITY UNIT VALUES
================================================================================

The value of an Annuity Unit is determined independently for each Select Portfolio, Focused Portfolio and Strategy. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Select Portfolio, Focused Portfolio or Strategy exceeds 3.5%, variable annuity payments derived from allocations to that Select Portfolio, Focused Portfolio or Strategy will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Select Portfolios, Focused Portfolios and/or Strategies elected, and the amount of each annuity payment will vary accordingly. For each Select Portfolio, Focused Portfolio and/or Strategy, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Select Portfolio, Focused Portfolio or Strategy from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Select Portfolio, Focused Portfolio or Strategy for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the Select Portfolio, Focused Portfolio or Strategy determined as of the end of that month, and
(b) is the Accumulation Unit value of the Select Portfolio, Focused Portfolio or Strategy determined as of the end of the preceding month.

The NIF for a Select Portfolio, Focused Portfolio or Strategy for a given month is a measure of the net investment performance of the Select Portfolio, Focused Portfolio or Strategy from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Select Portfolio, Focused Portfolio or Strategy invests; it is also reduced by Separate Account asset charges.

Illustrative Example

Assume that one share of a given Select Portfolio, Focused Portfolio or Strategy had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                       NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Select Portfolio, Focused Portfolio or Strategy from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Select Portfolio, Focused Portfolio or Strategy for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Select Portfolio, Focused Portfolio or Strategy (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Select Portfolio, Focused Portfolio or Strategy was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

Variable Annuity Income Payments

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Select Portfolio, Focused Portfolio or Strategy. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31).
Assume also that the Annuity

Unit value for the Select Portfolio, Focused Portfolio or Strategy on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from annuity rate tables, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $557.61/$13.256932 = 42.062143

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 42.062143 x $13.327695 = $560.59

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

Note that the amount of the first variable annuity payment depends on the contract value in the relevant Select Portfolio, Focused Portfolio or Strategy on the Annuity Date and thus reflects the investment performance of the Select Portfolio, Focused Portfolio or Strategy net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Select Portfolio, Focused Portfolio or Strategy). The net investment performance of the Select Portfolio, Focused Portfolio or Strategy during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

Additional Provisions

We will require proof of age and sex of the Annuitant before making any life annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an annuity payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of Qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

o  after attainment of age 59 1/2;

o  when paid to your beneficiary after you die;

o  after you become disabled (as defined in the IRC);

o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

o  dividends paid with respect to stock of a corporation described in IRC
   Section 404(k);

o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

o payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

o for payment of health insurance if you are unemployed and meet certain requirements;

o  distributions from IRAs for higher education expenses;

o  distributions from IRAs for first home purchases;

o amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section.

Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into a Beneficiary IRA. A Beneficiary IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Beneficiary IRA in a direct "trustee-to-trustee" transfer. Beneficiary IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another investment option under the same plan, or in the case of a 403(b) plan or program, to another contract or account of the same plan type or from a Qualified Plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. The Department of the Treasury published proposed 403(b) regulations on November 16, 2004. These Treasury regulations, when issued in final form, could affect or limit contractual rights, including but not limited to the right to transfer amounts to another provider.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-qualified annuity contract may be exchanged in a tax-free transaction for another Non-qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2007 is the lesser of 100% of includible compensation or $15,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2007 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2007 may not exceed the lesser of $45,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $83,000, your contribution may be fully deductible; if your income is between $83,000 and $93,000, your contribution may be partially deductible and if your income is $93,000 or more, your contribution may not be deductible. If you are single and your income is less than $52,000, your contribution may be fully deductible; if your income is between $93,000 and $103,000, your contribution may be partially deductible and if your income is $103,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $166,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $114,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

================================================================================
                            DISTRIBUTION OF CONTRACTS
================================================================================

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, formerly known as the National Association of Securities Dealers, Inc. The Company and
AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.


================================================================================
                              FINANCIAL STATEMENTS
================================================================================


      The following financial statements of FS Variable Annuity Account Five are incorporated by reference to Form N-4, Post-Effective Amendment No. 8 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940, File Nos. 333-116026 and 811-08369, filed on July 26, 2007, Accession
No. 0000950124-07-003802:

FS Variable Annuity Account Five

     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of April 30, 2007

     -   Schedule of Portfolio Investments as of April 30, 2007

     -   Statement of Operations for the year ended April 30, 2007

     - Statement of Changes in Net Assets for the years ended April 30, 2007 and 2006

     -   Notes to Financial Statements

      The following financial statements of First SunAmerica Life Insurance Company are incorporated by reference to Form N-4, Post-Effective Amendment No. 7 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940, File Nos. 333-116026 and 811-08369, filed on April 30, 2007, Accession No. 0000950124-07-002494:

First SunAmerica Life Insurance Company

     -   Report of Independent Registered Public Accounting Firm

     -   Balance Sheet as of December 31, 2006 and 2005

     - Statement of Income and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004

     - Statement of Cash Flows for the years ended December 31, 2006, 2005 and 2004

     -   Notes to Financial Statements

Financial statements (unaudited) of First SunAmerica Life Insurance Company at September 30, 2007 and December 31, 2006, and for the nine months ended September 30, 2007 and 2006, are included herein.

The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The audited financial statements referred to above are incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        INDEX TO THE FINANCIAL STATEMENTS

                                                                            Page
                                                                         Number(s)
                                                                         ---------
Balance Sheet (Unaudited) - September 30, 2007 and December 31, 2006         1
Statement of Income and Comprehensive Income (Loss) (Unaudited) - Nine
   Months Ended September 30, 2007 and 2006                                2 to 3
Statement of Cash Flows (Unaudited) - Nine Months Ended
   September 30, 2007 and 2006                                             4 to 5
Notes to Financial Statements (Unaudited)                                  6 to 8

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  BALANCE SHEET
                                   (Unaudited)

                                                                           September 30,   December 31,
                                                                                2007           2006
                                                                           -------------   ------------
                                                                                  (in thousands)
ASSETS
Investments and cash:
   Cash and short-term investments                                          $  118,168      $  108,236
   Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: September 30, 2007, $4,921,215;
      December 31, 2006, $4,392,946)                                         4,800,899       4,371,073
   Mortgage loans                                                              449,715         401,855
   Policy loans                                                                 26,425          29,359
   Securities lending collateral, at fair value (cost: September 30,
      2007, $1,848,840; December 31, 2006, $1,176,064)                       1,805,771       1,176,064
                                                                            ----------      ----------
   Total investments and cash                                                7,200,978       6,086,587
Variable annuity assets held in separate accounts                              737,381         639,658
Accrued investment income                                                       47,546          41,708
Deferred acquisition costs                                                     306,216         239,287
Other deferred expenses                                                         84,164          61,876
Income taxes currently receivable from Parent                                    1,624          11,528
Deferred tax asset                                                               6,417              --
Other assets                                                                     3,499          11,718
                                                                            ----------      ----------
TOTAL ASSETS                                                                $8,387,825      $7,092,362
                                                                            ==========      ==========
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable annuity
      contracts                                                             $5,005,773      $4,422,165
   Reserves for universal life insurance contracts                             202,147         210,149
   Securities lending payable                                                1,848,840       1,176,064
   Payable to brokers                                                            2,405           6,020
   Other liabilities                                                            45,187          46,822
                                                                            ----------      ----------
Total reserves, payables and accrued liabilities                             7,104,352       5,861,220
Variable annuity liabilities related to separate accounts                      737,381         639,658
Deferred income taxes                                                               --          19,818
                                                                            ----------      ----------
Total liabilities                                                            7,841,733       6,520,696
                                                                            ----------      ----------
Shareholder's equity:
   Common stock                                                                  3,000           3,000
   Additional paid-in capital                                                  392,894         389,629
   Retained earnings                                                           208,847         185,129
   Accumulated other comprehensive loss                                        (58,649)         (6,092)
                                                                            ----------      ----------
Total shareholder's equity                                                     546,092         571,666
                                                                            ----------      ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                  $8,387,825      $7,092,362
                                                                            ==========      ==========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
               STATEMENT OF INCOME AND COMPREHENSIVE INCOME (LOSS)
              For the nine months ended September 30, 2007 and 2006
                                   (Unaudited)

                                                                                   2007       2006
                                                                                 --------   --------
                                                                                    (in thousands)
REVENUES
   Fee income:
      Variable annuity policy fees                                               $ 11,416   $  8,921
      Universal life insurance policy fees, net of reinsurance                      4,021      4,231
      Surrender charges                                                             6,466      5,209
                                                                                 --------   --------
   Total fee income                                                                21,903     18,361
   Premiums on reinsurance contract                                                    --     64,926
   Investment income                                                              222,271    182,520
   Net realized investment loss                                                   (27,139)   (13,150)
                                                                                 --------   --------
Total revenues                                                                    217,035    252,657
                                                                                 --------   --------
BENEFITS AND EXPENSES
   Interest expense:
      Fixed annuity and fixed accounts of variable annuity contracts              118,827     95,018
      Universal life insurance contracts                                            7,244      7,623
                                                                                 --------   --------
   Total interest expense                                                         126,071    102,641
   Amortization of bonus interest                                                   7,643      4,339
   Amortization of deferred acquisition costs                                      27,630     25,260
   Claims on universal life insurance contracts, net of reinsurance recoveries      2,003      3,248
   Claims on reinsurance contract                                                      --     21,008
   Guaranteed benefits                                                                809        433
   General and administrative expenses                                              9,523      8,061
   Annual commissions                                                               1,253        962
   Commissions on reinsurance contract                                                 --     29,981
                                                                                 --------   --------
Total benefits and expenses                                                       174,932    195,933
                                                                                 --------   --------
PRETAX INCOME                                                                      42,103     56,724
Income tax expense                                                                 18,385     19,733
                                                                                 --------   --------
NET INCOME                                                                       $ 23,718   $ 36,991
                                                                                 --------   --------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
         STATEMENT OF INCOME AND COMPREHENSIVE INCOME (LOSS) (Continued)
              For the nine months ended September 30, 2007 and 2006
                                   (Unaudited)

                                                                                       2007       2006
                                                                                    ---------   -------
                                                                                       (in thousands)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
Net unrealized loss on debt and equity securities available for sale and securities lending collateral identified in the current period, less
   related amortization of deferred acquisition costs and other deferred expenses   $(113,002)  $(3,677)
Reclassification adjustment for net realized loss included in net income               25,490     1,284
Income tax benefit                                                                     34,955       837
                                                                                    ---------   -------
OTHER COMPREHENSIVE LOSS                                                              (52,557)   (1,556)
                                                                                    ---------   -------
COMPREHENSIVE INCOME  (LOSS)                                                        $ (28,839)  $35,435
                                                                                    =========   =======

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
              For the nine months ended September 30, 2007 and 2006
                                   (Unaudited)

                                                             2007          2006
                                                         -----------   -----------
                                                               (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $    23,718   $    36,991
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Interest credited to:
      Fixed annuity contracts                                118,827        95,018
      Universal life insurance contracts                       7,244         7,623
   Net realized investment loss                               27,139        13,150
   Amortization of net premiums on investments                 2,905         3,101
   Amortization of deferred acquisition costs and
      other deferred expenses                                 35,273        29,599
   Acquisition costs deferred                                (51,564)      (43,060)
   Provision for deferred income taxes                         8,720         1,643
   Change in:
      Accrued investment income                               (5,838)       (6,654)
      Income taxes currently payable to/receivable
         from Parent                                           9,904        (6,782)
      Other assets                                             8,219        (3,847)
      Other liabilities                                       (3,504)        5,021
   Other, net                                                 (1,959)        4,425
                                                         -----------   -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                    179,084       136,228
                                                         -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Bonds, notes and redeemable preferred stocks           (1,100,246)   (1,179,169)
   Mortgage loans                                            (90,497)      (33,569)
Sales of:
   Bonds, notes and redeemable preferred stocks              389,631       532,196
   Common stocks                                                  --           697
Redemptions and maturities of:
   Bonds, notes and redeemable preferred stocks              156,224       187,935
   Mortgage loans                                             42,692        15,960
   Other investments, excluding short-term investments         2,001           109
Change in securities lending collateral                     (676,621)     (328,985)
                                                         -----------   -----------
NET CASH USED IN INVESTING ACTIVITIES                    $(1,276,816)  $  (804,826)
                                                         -----------   -----------

                See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
              For the nine months ended September 30, 2007 and 2006
                                   (Unaudited)

                                                          2007         2006
                                                       ----------   ---------
                                                           (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity contracts                             $  826,553   $ 734,978
   Universal life insurance contracts                       5,253       5,676
Net exchanges from the fixed accounts of variable
   annuity contracts                                      (29,761)    (23,584)
Withdrawal payments on:
   Fixed annuity contracts                               (277,546)   (238,352)
   Universal life insurance contracts                      (7,763)     (5,783)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity contracts                                (74,222)    (58,236)
   Universal life insurance contracts                     (10,891)    (17,466)
Change in securities lending payable                      672,776     328,985
Capital contributions                                       3,265     130,000
                                                       ----------   ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES               1,107,664     856,218
                                                       ----------   ---------
NET INCREASE IN CASH AND SHORT-TERM
   INVESTMENTS                                              9,932     187,620
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF
   PERIOD                                                 108,236      53,538
                                                       ----------   ---------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD       $  118,168   $ 241,158
                                                       ==========   =========
SUPPLEMENTAL CASH FLOW INFORMATION:
   Income taxes received from (paid to) Parent         $      240   $ (24,872)
                                                       ==========   =========
   Non-cash activity:
      Bonus interest and other deferrals credited to
         reserve for annuity contracts                 $   18,926   $  23,343
                                                       ==========   =========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: First SunAmerica Life Insurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG").

     These unaudited condensed financial statements do not include certain financial information required by U.S. generally accepted accounting principles ("GAAP") for complete financial statements and should be read in conjunction with the audited financial statements and the related notes for the year ended December 31, 2006. In the opinion of management, these financial statements contain the normal recurring adjustments necessary for a fair statement of the results presented herein.

     INVESTMENTS: In 2007, the Company recorded realized losses of approximately $3,845,000 related to the securities lending collateral investments, primarily from the sale of mortgage-backed bonds held as collateral investments. The Company's ultimate parent, American International Group, Inc. ("AIG"), deposited funds in the collateral pool equal to the losses incurred between August 1 and September 28, 2007, and the Company recorded its allocated portion of such funds as a capital contribution of $3,265,000.

     As of September 30, 2007, the Company's securities lending collateral investments had a net unrealized loss of $43,069,000. AIG has agreed to make additional contributions up to a specified aggregate limit to offset losses incurred by its insurance subsidiaries from securities lending collateral investments.

     REINSURANCE: On November 1, 2004, the Company entered a contract to reinsure credit life and health insurance policies. The treaty was for one year with the option to renew annually and could be terminated by either party with 180 days advance notice. The Company allowed the contract to expire on October 31, 2006. The pretax income from the contract was $13,937,000 in 2006.

     RECENTLY ISSUED ACCOUNTING STANDARDS

     On September 19, 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards ("FAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The provisions of SOP 05-1 became effective as of January 1, 2007. The Company's adoption of SOP 05-1 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company's adoption of FIN 48 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements. FAS 157 will be effective January 1, 2008. The Company is currently assessing the effect of implementing this guidance.

     In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 will be effective January 1, 2008. The Company is currently assessing the effect of implementing this guidance, which depends on the nature and extent of items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

2.   COMMITMENTS AND CONTINGENT LIABILITIES

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquires involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

     Various lawsuits against the Company have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)

3.   RELATED-PARTY MATTERS

     The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. American Home's statutory financial statements are contained in the Company's product filings with the SEC. Additionally, American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public. The Company currently expects that the American Home guarantee will be terminated in 2008. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered by the guarantee, including obligations arising from purchase payments received after termination, until satisfied in full.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                      INDEX

                                                                         Page
                                                                       Number(s)
                                                                       ---------
Report of Independent Registered Public Accounting Firm                      --

Balance Sheet - December 31, 2006 and 2005                                    1

Statement of Income and Comprehensive Income - Years Ended
   December 31, 2006, 2005, and 2004                                     2 to 3

Statement of Cash Flows - Years Ended December 31, 2006, 2005, and
   2004                                                                  4 to 5

Notes to Financial Statements                                           6 to 27

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2007

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  BALANCE SHEET
                                  DECEMBER 31,

                                                  2006        2005
                                              ----------   ----------
                                                   (in thousands)
ASSETS

Investments and cash:
   Cash and short-term investments            $  108,236   $   53,538
   Bonds, notes and redeemable preferred
      stocks available for sale, at
      fair value (amortized cost: 2006,
      $4,392,946; 2005, $3,635,776)            4,371,073    3,617,449
      Mortgage loans                             401,855      359,440
      Policy loans                                29,359       30,721
   Common stocks available for sale, at
      fair value (cost: 2006, $0; 2005,
      $ 700)                                          --        1,319
   Securities lending collateral, at
      fair value (which approximates
      cost)                                    1,176,064      862,400
                                              ----------   ----------
   Total investments and cash                  6,086,587    4,924,867
Variable annuity assets held in separate
   accounts                                      639,658      540,528
Accrued investment income                         41,708       35,993
Deferred acquisition costs                       239,287      210,553
Other deferred expenses                           61,876       36,584
Income taxes currently receivable
   from Parent                                    11,528        2,557
Other assets                                      11,718        9,285
                                              ----------   ----------
TOTAL ASSETS                                  $7,092,362   $5,760,367
                                              ==========   ==========
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed
      accounts of variable annuity
      contracts                               $4,422,165   $3,654,022
   Reserves for universal life insurance
      contracts                                  210,149      217,724
   Securities lending payable                  1,176,064      862,400
   Payable to brokers                              6,020       37,400
   Other liabilities                              46,822       40,656
                                              ----------   ----------
   Total reserves, payables and accrued
      liabilities                              5,861,220    4,812,202
Variable annuity liabilities related to
   separate accounts                             639,658      540,528
Deferred income taxes                             19,818       15,671
                                              ----------   ----------
Total liabilities                              6,520,696    5,368,401
                                              ----------   ----------
Shareholder's equity:
   Common stock                                    3,000        3,000
   Additional paid-in capital                    389,629      259,625
   Retained earnings                             185,129      135,196
   Accumulated other comprehensive loss           (6,092)      (5,855)
                                              ----------   ----------
Total shareholder's equity                       571,666      391,966
                                              ----------   ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY    $7,092,362   $5,760,367
                                              ==========   ==========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,

                                                2006       2005       2004
                                              --------   --------   --------
                                                      (in thousands)
REVENUES

   Fee income:
      Variable annuity policy fees            $ 12,299   $ 10,140   $  8,903
      Universal life insurance policy fees,
         net of reinsurance                      4,531      5,376      5,354
      Surrender charges                          7,240      4,461      2,999
                                              --------   --------   --------
   Total fee income                             24,070     19,977     17,256

   Premiums on reinsurance contract             79,792     83,223      6,586
      Investment income                        249,524    199,887    167,371
      Net realized investment loss             (18,426    (11,948)    (2,655)
                                              --------   --------   --------
   Total revenues                              334,960    291,139    188,558
                                              --------   --------   --------
   BENEFITS AND EXPENSES

   Interest expense:
      Fixed annuity and fixed accounts of
         variable annuity contracts            130,362    103,788     90,167
       Universal life insurance contracts       10,143     10,529     10,858
                                              --------   --------   --------
   Total interest expense                      140,505    114,317    101,025

   Amortization of bonus interest                6,098      3,690      2,411
   Amortization of deferred acquisition costs   37,178     30,939     31,772
   Claims on universal life insurance
      contracts, net of reinsurance
      recoveries                                 3,225      3,277      3,905
   Claims on reinsurance contract               25,786     29,078      2,616
   Guaranteed benefits                             491        553      1,193
   General and administrative expenses          11,321      8,416      7,711
   Annual commissions                            1,325      1,330      1,554
   Commissions on reinsurance contract          36,844     38,332      3,034
                                              --------   --------   --------
Total benefits and expenses                    262,773    229,932    155,221
                                              --------   --------   --------

PRETAX INCOME BEFORE CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                            72,187     61,207     33,337
Income tax expense                              22,254     18,000      7,899
                                              --------   --------   --------
INCOME BEFORE CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                            49,933     43,207     25,438
Cumulative effect of accounting change, net
   of tax                                           --         --     (2,013)
                                              --------   --------   --------
NET INCOME                                    $ 49,933   $ 43,207   $ 23,425
                                              --------   --------   --------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
            STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                2006       2005       2004
                                              --------   --------   --------
                                                      (in thousands)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF
   TAX:
Net unrealized gain (loss) on debt and
   equity securities available for sale
   identified in the current period, less
   related amortization of deferred
   acquisition costs and other deferred
   expenses                                   $(18,000)  $(56,005)  $  4,118
Reclassification adjustment for net
   realized loss included in net income         17,635     13,146      1,364
Income tax benefit (expense)                       128     15,001     (1,919)
                                              --------   --------   --------
OTHER COMPREHENSIVE INCOME (LOSS)                 (237)   (27,858)     3,563
                                              --------   --------   --------
COMPREHENSIVE INCOME                          $ 49,696   $ 15,349   $ 26,988
                                              ========   ========   ========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                2006          2005         2004
                                                                            -----------   -----------   ---------
                                                                                        (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $    49,933   $    43,207   $  23,425
Adjustments to reconcile net income to net cash provided by operating activities:
   Cumulative effect of accounting change, net of tax                                --            --       2,013
   Interest credited to:
      Fixed annuity contracts                                                   130,362       103,788      90,167
      Universal life insurance contracts                                         10,143        10,529      10,858
   Net realized investment loss (gain)                                           18,426        11,948       2,655
   Amortization of net premiums (discounts) on investments                        4,340         4,570       5,730
   Amortization of deferred acquisition costs and other deferred expenses        43,276        34,629      34,183
   Acquisition costs deferred                                                   (62,844)      (59,733)    (35,395)
   Provision for deferred income taxes                                            4,275         5,580     (17,639)
   Change in:
      Accrued investment income                                                  (5,715)       (3,507)     (4,909)
      Income taxes currently payable to/receivable from Parent                   (8,971)       (5,097)      3,900
      Other assets                                                               (2,433)         (252)     (7,284)
      Other liabilities                                                          10,153           736       1,633
   Other, net                                                                     2,814        (4,912)     (2,283)
                                                                            -----------   -----------   ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                       193,759       141,486     107,054
                                                                            -----------   -----------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Bonds, notes and redeemable preferred stocks                              (1,836,446)   (2,148,470)   (992,875)
   Mortgage loans                                                               (82,889)     (156,481)    (82,533)
Sales of:
   Bonds, notes and redeemable preferred stocks                                 773,067     1,201,469     428,717
   Other investments, excluding short-term investments                              697           425         112
Redemptions and maturities of:
   Bonds, notes and redeemable preferred stocks                                 251,628       252,644     217,010
   Mortgage loans                                                                40,572        74,058      21,413
   Other investments, excluding short-term investments                              234         1,001       1,513
Change in securities lending collateral                                        (313,664)     (344,756)   (362,888)
                                                                            -----------   -----------   ---------
NET CASH USED IN INVESTING ACTIVITIES                                       $(1,166,801)  $(1,120,110)  $(769,531)
                                                                            -----------   -----------   ---------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                2006         2005         2004
                                                                             ----------   ----------   ---------
                                                                                        (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity contracts                                                   $1,051,843   $  964,929   $ 435,109
   Universal life insurance contracts                                             7,476        9,017       9,419
Net exchanges from the fixed accounts of variable annuity contracts             (32,885)     (20,263)    (15,532)
Withdrawal payments on:
   Fixed annuity contracts                                                     (330,177)    (212,748)   (151,329)
   Universal life insurance contracts                                            (7,181)      (9,187)     (8,261)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity contracts                                                      (84,107)     (54,108)    (31,615)
   Universal life insurance contracts                                           (20,893)     (15,092)    (17,355)
Change in securities lending payable                                            313,664      344,756     362,888
Capital contributions                                                           130,000           --          --
                                                                             ----------   ----------   ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                     1,027,740    1,007,304     583,324
                                                                             ----------   ----------   ---------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
   INVESTMENTS                                                                   54,698       28,680     (79,153)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF
   PERIOD                                                                        53,538       24,858     104,011
                                                                             ----------   ----------   ---------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                             $  108,236   $   53,538   $  24,858
                                                                             ==========   ==========   =========
SUPPLEMENTAL CASH FLOW INFORMATION:
   Net income taxes paid to Parent                                           $   26,950   $   17,517   $  21,639
                                                                             ==========   ==========   =========
   Non-cash activity - bonus interest deferred and credited to reserve for
      annuity contracts                                                      $   30,658   $   18,165   $   6,037
                                                                             ==========   ==========   =========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2006, 2005 AND 2004

1.   BASIS OF PRESENTATION

     First SunAmerica Life Insurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance and life insurance and retirement services, financial services and asset management.

     The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed to the market for tax-deferred, long-term savings products. Other than its contract to reinsure credit life and health insurance policies discussed in Note 8, the majority of the Company's revenues are derived from customers in the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Four financial institutions represented approximately 16%, 12%, 11% and 11% of deposits in the year ended December 31, 2006. Three financial institutions represented approximately 15%, 13% and 10% of deposits in the year ended December 31, 2005. No other independent selling organization was responsible for more than 10% of deposits for any such periods.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, other deferred expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in value are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances.

     Securities lending collateral consists of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement was $1,149,653,000 and $843,318,000 as of December 31, 2006 and 2005, respectively and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the balance sheet as of December 31, 2006 and 2005, respectively. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income and comprehensive income. At December 31, 2006, approximately $28,414,000 of such collateral was invested in AIG affiliated entities.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

     The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the statement of income and comprehensive income. Impairment writedowns totaled $4,007,000, $8,092,000 and $759,000 in 2006, 2005 and 2004, respectively.

     DERIVATIVE FINANCIAL INSTRUMENTS: The Company issues certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", the GMAV and GMWB are considered embedded derivatives that are bifurcated and marked to market and recorded in other assets or liabilities in the balance sheet. Changes in the fair value of the estimated GMAV and GMWB benefits are recorded in net realized investment gain (loss) in the statement of income and comprehensive income.

     DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

     DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gain or loss on debt and equity securities available for sale which is a component of accumulated other comprehensive income and is credited or charged directly to shareholder's equity.

     The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

     OTHER DEFERRED EXPENSES: The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC.

     The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

     VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the statement of income and comprehensive income.

     RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS: Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of income and comprehensive income, as they are recorded directly to contract holder liabilities upon receipt.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     RESERVE FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB") are accounted for in accordance with Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and is included in other liabilities on the balance sheet. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $2,013,000 ($3,098,000 pre-tax) to reflect the liability and the related impact of DAC as of January 1, 2004.

     FEE INCOME: Fee income includes variable annuity policy fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

     INCOME TAXES: The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

     RECENT ACCOUNTING STANDARDS:

     ACCOUNTING CHANGES: FASB staff pronouncement ("FSP") FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," ("FSP FAS 115-1") replaces the measurement and recognition guidance set forth in Emerging Issue Task Force ("EITF") Issue No. 03-1 and codifies certain existing guidance on impairment and accretion of income in periods subsequent to an other-than-temporary impairment, where appropriate. The Company's adoption of FSP FAS 115-1 on January 1, 2006 did not have a material effect on the Company's financial condition or results of operations.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS: In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in FAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the SOP 05-1 is January 1, 2007. Based on current practices, the Company does not expect the implementation of SOP 05-1 to have a material effect on its financial position or results of operations.

     In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company does not expect the implementation of FIN 48 to have a material effect on its financial condition or results of operations.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance.

     In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance, which depends on the nature and extent of items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

3.   INVESTMENTS

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                  Amortized    Estimated
                                    Cost      Fair Value
                                 ----------   ----------
                                      (in thousands)
AT DECEMBER 31, 2006:
U.S. government securities       $   16,946   $   17,003
Mortgage-backed securities        1,616,278    1,610,566
Securities of public utilities      139,145      139,646
Corporate bonds and notes         2,182,440    2,166,477
Other debt securities               438,137      437,381
                                 ----------   ----------
   Total                         $4,392,946   $4,371,073
                                 ==========   ==========

                                  Amortized    Estimated
                                    Cost      Fair Value
                                 ----------   ----------
                                      (in thousands)
AT DECEMBER 31, 2005:
U.S. government securities       $   17,722   $   17,903
Mortgage-backed securities        1,380,307    1,371,683
Securities of public utilities      118,946      120,160
Corporate bonds and notes         1,729,552    1,716,235
Other debt securities               389,249      391,468
                                 ----------   ----------
   Total                         $3,635,776   $3,617,449
                                 ==========   ==========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued):

     At December 31, 2006, bonds and notes included $118,686,000 not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 11 industries with 26%, 16%, 14% and 13% concentrated in consumer cyclical products, communications, consumer non-cyclical products and basic industrial respectively. No other industry concentration constituted more than 10% of these assets.

     At December 31, 2006, mortgage loans were collateralized by properties located in 27 states, with loans totaling approximately 19% and 13% of the aggregate carrying value of the portfolio secured by properties located in California and Florida respectively. No more than 10% of the portfolio was secured by properties located in any other single state.

     At December 31, 2006, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $128,000.

     At December 31, 2006, $649,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, follow:

                                          Amortized    Estimated
                                            Cost      Fair Value
                                         ----------   ----------
                                              (in thousands)
AT DECEMBER 31, 2006:
Due in one year or less                  $  128,483   $  127,799
Due after one year through five years     1,004,762      997,448
Due after five years through ten years    1,170,326    1,162,885
Due after ten years                         473,096      472,375
Mortgage-backed securities                1,616,279    1,610,566
                                         ----------   ----------
   Total                                 $4,392,946   $4,371,073
                                         ==========   ==========

     Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued):

     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                    Gross        Gross
                                 Unrealized   Unrealized
                                    Gains       Losses
                                 ----------   ----------
                                      (in thousands)
AT DECEMBER 31, 2006:
U.S. government securities         $    97     $    (40)
Mortgage-backed securities          13,902      (19,614)
Securities of public utilities       1,718       (1,217)
Corporate bonds and notes           12,399      (28,362)
Other debt securities                2,253       (3,009)
                                   -------     --------
Total                              $30,369     $(52,242)
                                   =======     ========
AT DECEMBER 31, 2005:
U.S. government securities         $   183     $     (2)
Mortgage-backed securities           8,302      (16,926)
Securities of public utilities       2,359       (1,145)
Corporate bonds and notes           12,568      (25,885)
Other debt securities                3,892       (1,673)
                                   -------     --------
Total                              $27,304     $(45,631)
                                   =======     ========

     There were no gross unrealized gains or losses on equity securities at December 31, 2006. Gross unrealized gains on equity securities were $619,000 at December 31, 2005. There were no gross unrealized losses on equity securities at December 31, 2005.

     The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005 (dollars in thousands):

                             Less than 12 Months                12 Months or More                       Total
                       -------------------------------   -------------------------------   -------------------------------
                                    Unrealized                        Unrealized                        Unrealized
                       Fair Value      Loss      Items   Fair Value      Loss      Items   Fair Value      Loss      Items
                       ----------   ----------   -----   ----------   ----------   -----   ----------   ----------   -----
December 31, 2006
U.S. government
   securities          $   14,589    $    (40)      1      $    --     $    --       --    $   14,589    $    (40)      1
Mortgage-backed
   securities             937,514     (19,129)    132       26,275        (485)      25       963,789     (19,614)    157
Securities of public
   utilities               86,694      (1,051)     19        3,445        (166)       4        90,139      (1,217)     23
Corporate bonds
   and notes            1,136,017     (26,778)    239       50,494      (1,584)      48     1,186,511     (28,362)    287
Other debt
   securities             178,954      (3,007)     26           79          (2)       1       179,033      (3,009)     27
                       ----------    --------     ---      -------     -------       --    ----------    --------     ---
   Total               $2,353,768    $(50,005)    417      $80,293     $(2,237)      78    $2,434,061    $(52,242)    495
                       ==========    ========     ===      =======     =======       ==    ==========    ========     ===

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued):

                                  Less than 12 Months                12 Months or More                       Total
                            -------------------------------   -------------------------------   -------------------------------
                                         Unrealized                        Unrealized                        Unrealized
December 31, 2005           Fair Value      Loss      Items   Fair Value      Loss      Items   Fair Value      Loss      Items
                            ----------   ----------   -----   ----------   ----------   -----   ----------   ----------   -----
U.S. government
   securities               $      865    $     (2)      1     $      --    $     --      --    $      865    $     (2)      1
Mortgage-backed
   securities                  790,102     (14,262)    164        54,771      (2,664)     13       844,873     (16,926)    177
Securities of public
   utilities                    49,323        (712)     15        14,557        (433)      4        63,880      (1,145)     19
Corporate bonds and notes      920,435     (16,420)    226       225,876      (9,465)     48     1,146,311     (25,885)    274
Other debt securities           93,872        (895)     17        47,772        (778)     10       141,644      (1,673)     27
                            ----------    --------     ---     ---------    --------      --    ----------    --------     ---
   Total                    $1,854,597    $(32,291)    423     $ 342,976    $(13,340)     75    $2,197,573    $(45,631)    498
                            ==========    ========     ===     =========    ========      ==    ==========    ========     ===

The net realized investment loss includes the following:

                                                  Years ended December 31,
                                               -----------------------------
                                                 2006       2005       2004
                                               --------   --------   -------
                                                       (in thousands)
Bonds, notes and redeemable preferred stocks   $(18,762)  $(11,197)  $(1,636)
Common stocks                                        (3)       425      (180)
Other gains (losses)                                339     (1,176)     (839)
                                               --------   --------   -------
Net realized investment loss                   $(18,426)  $(11,948)  $(2,655)
                                               ========   ========   =======

Realized investment gains and losses on the sales of bonds, notes and redeemable preferred stock and equity securities are as follows:

                                                   Years ended December 31,
                                                 ----------------------------
                                                   2006       2005      2004
                                                 --------   -------   -------
                                                        (in thousands)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
   Realized gains                                $  3,302   $ 5,674   $ 2,903
   Realized losses                                (13,264)   (9,040)   (4,245)

COMMON STOCKS:
   Realized gains                                $  1,397   $   425   $     1
   Realized losses                                 (1,400)       --      (180)

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued):

     The sources and related amounts of investment income are as follows:

                                                  Years Ended December 31,
                                               ------------------------------
                                                 2006       2005       2004
                                               --------   --------   --------
                                                        (in thousands)
Short-term investments                         $  4,436   $  2,394   $    428
Bonds, notes and redeemable preferred stocks    220,347    174,234    149,869
Mortgage loans                                   22,749     19,499     15,161
Policy loans                                      2,374      2,497      2,682
Securities lending                                1,872      2,616        689
                                               --------   --------   --------
Gross investment income                         251,778    201,240    168,829
Less: investment expenses                        (2,254)    (1,353)    (1,458)
                                               --------   --------   --------
Total investment income                        $249,524   $199,887   $167,371
                                               ========   ========   ========

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

     OTHER ASSETS/LIABILITIES: Included in other assets and liabilities are the embedded derivatives relating to GMAV and GMWB. Fair value for these embedded derivatives is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations of contract holder behavior.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     The estimated fair values of the Company's financial instruments at December 31, 2006 and 2005 compared with their respective carrying values are as follows:

                                                   Carrying       Fair
                                                     Value        Value
                                                  ----------   ----------
                                                       (in thousands)
AT DECEMBER 31, 2006:

ASSETS:
   Cash and short-term investments                $  108,236   $  108,236
   Bonds, notes and redeemable preferred stocks    4,371,073    4,371,073
   Mortgage loans                                    401,855      400,239
   Policy loans                                       29,359       29,359
   Securities lending collateral                   1,176,064    1,176,064
   Other assets                                        1,098        1,098

LIABILITIES:
   Reserves for fixed annuity contracts           $4,422,165   $4,390,997
   Securities lending payable                      1,176,064    1,176,064

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                       Carrying
                                         Value     Fair Value
                                      ----------   ----------
                                           (in thousands)
AT DECEMBER 31, 2005:

ASSETS:
   Cash and short-term investments    $   53,538   $   53,538
   Bonds, notes and redeemable
      preferred stocks                 3,617,449    3,617,449
   Mortgage loans                        359,440      364,679
   Policy loans                           30,721       30,721
   Common stock                            1,319        1,319
   Securities lending collateral         862,400      862,400

LIABILITIES:
   Reserves for fixed annuity
      contracts                       $3,654,022   $3,619,818
   Securities lending payable            862,400      862,400
   Other liabilities                         279          279

5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                       Years Ended
                                       December 31,
                                   -------------------
                                     2006       2005
                                   --------   --------
                                      (in thousands)
Balance at beginning of year       $210,553   $157,729
Acquisition costs deferred           62,844     59,733
Effect of net unrealized loss on
   securities                         3,068     24,030
Amortization charged to income      (37,178)   (30,939)
                                   --------   --------
   Balance at end of year          $239,287   $210,553
                                   ========   ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6.   OTHER DEFERRED EXPENSES

     The following table summarizes the activity in other deferred expenses:

                                      Years Ended
                                      December 31,
                                   -----------------
                                     2006      2005
                                   -------   -------
                                     (in thousands)
Balance at beginning of year       $36,584   $19,139
Expenses deferred                   30,658    18,165
Effect of net unrealized loss on
   securities                          732     2,970
Amortization charged to income      (6,098)   (3,690)
                                   -------   -------
   Balance at end of year          $61,876   $36,584
                                   =======   =======

7.   GUARANTEED BENEFITS

     The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death or at specified dates during the accumulation period. Such benefits are referred to as guaranteed minimum death benefits ("GMDB"), guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB"), respectively.

     The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees in the statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits in the statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the statement of income and comprehensive income.

     GMDB is a feature issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of the contract holder's account value or a guaranteed minimum death benefit that varies by product and election by the contract holder. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     GMAV is a feature the Company began offering on certain variable annuity products in June of 2004. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     GMWB is a feature the Company began offering on certain variable annuity products in June of 2005. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

Details concerning the Company's guaranteed benefit exposures are as follows:

                                                              Highest Specified
                                                                 Anniversary
                                                                Account Value
                                              Return of Net   Minus Withdrawals
                                                 Deposits      Post Anniversary
                                              -------------   -----------------
                                                    (dollars in thousands)
AT DECEMBER 31, 2006:

In the event of death (GMDB):
   Account value                               $   161,169        $690,095
   Net amount at risk (a)                              186          24,582
   Average attained age of contract holders             65              62
   Range of guaranteed minimum return rates              0%              0%

Accumulation at specified date (GMAV):
   Account value                               $    66,687
   Net amount at risk (b)                                5
   Weighted average period remaining until
      guaranteed payment                         8.6 Years

Accumulation at specified date (GMWB):
   Account value                               $   107,959
   Net amount at risk (c)                               29
   Weighted average period remaining until
      guaranteed payment                        20.1 Years

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

                                                            Highest Specified
                                                               Anniversary
                                                Return of     Account Value
                                                   Net      Minus Withdrawals
                                                Deposits     Post Anniversary
                                              -----------   -----------------
                                                    (dollars in thousands)
AT DECEMBER 31, 2005:
In the event of death (GMDB):
   Account value                              $   155,627       $672,611
   Net amount at risk (a)                             256         39,801
   Average attained age of contract holders            66             62
   Range of guaranteed minimum return rates             0%             0%
Accumulation at specified date (GMAV):
   Account value                              $    46,256
   Net amount at risk (b)                               5
   Weighted average period remaining until
      guaranteed payment                        9.3 Years
Accumulation at specified date (GMWB):
   Account value                              $    18,746
   Net amount at risk (c)                               7
   Weighted average period remaining until
      guaranteed payment                       17.9 Years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $4.1 million and $4.2 million as of December 31, 2006 and 2005, respectively and is payable no sooner than 10 years from the end of the waiting period.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserves for guaranteed benefits on variable contracts reflected in the general account:

                                  Years Ended December 31,
                                  ------------------------
                                        2006     2005
                                       ------   ------
                                        (in thousands)
Balance at beginning of year           $1,982   $1,899
   Guaranteed benefits incurred           491      553
   Guaranteed benefits paid              (373)    (470)
                                       ------   ------
Balance at end of year                 $2,100   $1,982
                                       ======   ======

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2006 and 2005:

          - Data used was 5,000 stochastically generated investment performance scenarios.

          -    Mean investment performance assumption was 10%.

          -    Volatility assumption was 16%.

          -    Mortality was assumed to be 64% of the 75-80 ALB table.

          - Lapse rates vary by contract type and duration and range from 0% to 40%.

          -    The discount rate was approximately 8%.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     The Company has a reinsurance treaty that limits its universal life risk on any one insured life to $100,000. Universal life insurance fees are presented net of reinsurance premiums of $7,518,000, $7,423,000 and $7,275,000 in 2006, 2005 and 2004, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $12,163,000, $6,303,000 and $8,855,000 in 2006, 2005 and 2004,
     respectively.

     On November 1, 2004, the Company entered a contract to reinsure credit life and health insurance policies. The Company receives a share of premium for the reinsured policies and will indemnify the reinsured for a proportionate share of these liabilities while the reinsured retains the assets and corresponding reserve liabilities. The contract is considered modified coinsurance and as such the reinsurance claims payable is offset against reinsurance premiums receivable and included in other assets on the balance sheet. The treaty is for one year with the option to renew annually and may be terminated by either party with 180 days advance notice. The Company allowed the contract to expire on October 31, 2006. The pretax income from the contract was $17,572,000, $16,283,000 and $945,000 in 2006, 2005 and
     2004, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquires involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

     Various lawsuits against the Company have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2006 and 2005, 300 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                            Years ended December 31,
                                                         ------------------------------
                                                           2006       2005       2004
                                                         --------   --------   --------
                                                                 (in thousands)
ADDITIONAL PAID-IN CAPITAL:
   Beginning balances                                    $259,625   $259,428   $259,428
   Capital contributions by Parent                        130,004        197         --
                                                         --------   --------   --------
   Ending balances                                       $389,629   $259,625   $259,428
                                                         ========   ========   ========
RETAINED EARNINGS:
   Beginning balances                                    $135,196   $ 92,082   $ 68,657
   Net income                                              49,933     43,207     23,425
   Adjustment for SICO compensation (See Note 12)              --        (93)        --
                                                         --------   --------   --------
   Ending balances                                       $185,129   $135,196   $ 92,082
                                                         ========   ========   ========
ACCUMULATED OTHER COMPREHENSIVE
   INCOME (LOSS):
   Beginning balances                                    $ (5,855)  $ 22,003   $ 18,440
   Unrealized appreciation (depreciation) of
      investments, net of reclassification adjustments     (4,165)   (69,859)    11,982
   Effect on deferred acquisition costs and
      other deferred expenses                               3,800     27,000     (6,500)
   Income tax benefit (expense)                               128     15,001     (1,919)
                                                         --------   --------   --------
   Ending balances                                       $ (6,092)  $ (5,855)  $ 22,003
                                                         ========   ========   ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                December 31,   December 31,
                                                    2006           2005
                                                ------------   ------------
                                                       (in thousands)
Gross unrealized gains                            $ 30,369       $ 27,923
Gross unrealized losses                            (52,242)       (45,631)
Adjustment to DAC and other deferred expenses       12,500          8,700
Deferred income taxes                                3,281          3,153
                                                  --------       --------
Accumulated other comprehensive loss              $ (6,092)      $ (5,855)
                                                  ========       ========

     On March 30, 2006 and September 19, 2006, the Company received cash capital contributions from the Parent of $50,000,000 and $80,000,000, respectively.

     Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement, excluding realized capital gains, or 10% of preceding year's statutory surplus. Dividends of $21,205,000 can be paid to the shareholder during 2007 without prior approval of the New York Superintendent of Insurance.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2006, 2005 and 2004 was approximately $18,487,000, $10,979,000 and $41,524,000, respectively. The Company's statutory capital and surplus totaled approximately $396,981,000, $268,572,000 and $261,706,000 at
     December 31, 2006, 2005 and 2004, respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                             Years Ended December 31,
                           ----------------------------
                             2006      2005      2004
                           -------   -------   --------
                                  (in thousands)
Current                    $17,979   $12,420   $ 25,539
Deferred                     4,275     5,580    (17,640)
                           -------   -------   --------
Total income tax expense   $22,254   $18,000   $  7,899
                           =======   =======   ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     The U.S. Federal income tax rate is 35% for 2006, 2005 and 2004. Actual tax expense on income differs from the "expected" amount computed by applying the Federal income tax rate because of the following:

                                                  Years Ended December 31,
                                                ---------------------------
                                                  2006      2005      2004
                                                -------   -------   -------
                                                       (in thousands)
Amount computed at Federal rate                 $25,265   $21,422   $11,668
Increases (decreases) resulting from:
   State income taxes, net of federal tax
      benefit                                        --    (1,898)    3,250
   Dividends received deduction                    (761)     (501)     (386)
   Adjustment to prior year tax liability (a)        --        --    (6,633)
   Other, net                                    (2,250)   (1,023)       --
                                                -------   -------   -------
Total income tax expense                        $22,254   $18,000   $ 7,899
                                                =======   =======   =======

(a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                               Years Ended December 31,
                                               ------------------------
                                                 2006           2005
                                               --------       --------
                                                    (in thousands)
DEFERRED TAX ASSETS:
   Investments                                 $  3,355       $    --
   Contract holder reserves                      48,439         42,060
   Net unrealized loss on debt and equity
      securities available for sale               3,281          3,153
   Other assets                                   5,113          5,818
                                               --------       --------
   Total deferred tax assets                     60,188         51,031
                                               --------       --------
DEFERRED TAX LIABILITIES:
   Deferred acquisition costs and other
      deferred expenses                        $(80,006)      $(65,282)
   Investments                                       --         (1,420)
                                               --------       --------
   Total deferred tax liabilities               (80,006)       (66,702)
                                               --------       --------
   Deferred income taxes                       $(19,818)      $(15,671)
                                               ========       ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  RELATED-PARTY MATTERS

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company and affiliates by SICO and allocated to the Company, with an offsetting entry to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the SICO Plans' participants.

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the balance sheet of $93,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $4,000 and $104,000 for 2006 and 2005 respectively, and is included in general and administrative expenses in the statement of income and comprehensive income.

     On January 20, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $15,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2006 and 2005.

     On February 15, 2004, the Company entered into a short-term financing arrangement with an affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC") whereby the Company has the right to borrow up to $15,000,000 from AIG SALAC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2006 and 2005.

     On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15,000,000 from SAII and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2006 and 2005.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  RELATED-PARTY MATTERS (Continued)

     In 2006, the Company paid commissions to seven affiliated companies: Royal Alliance Associates, Inc.; Advantage Capital Corporation; FSC Services Corporation; AIG Financial Advisors, Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities, Inc. Commissions paid to these broker-dealers totaled $1,545,500, $1,042,000 and $996,000 in 2006, 2005 and 2004, respectively.
     These affiliated broker-dealers represented approximately 1%, 1% and 3% of premiums in 2006, 2005 and 2004, respectively.

     Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent and from certain AIG affiliates. Amounts paid for such services totaled $9,137,000, $7,597,000 and $7,925,000 in 2006, 2005 and 2004, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $1,915,000, $2,070,000 and $2,138,000 in 2006,
     2005 and 2004, respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income.

     AIG Annuity Insurance Company, an affiliate, is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $1,922,000, $1,638,000 and $1,138,000 in 2006, 2005 and 2004, respectively. Additionally, costs charged to the Company for marketing such policies amounted to $3,305,000, $3,409,000 and $1,605,000 in 2006, 2005 and 2004, respectively, and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by AIG Global Investment Corp., an affiliate. The investment management fees incurred were $2,613,000, $2,241,000 and $2,223,000 in 2006, 2005 and 2004, respectively.

     The Company incurred $1,494,000, $1,039,000 and $629,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2) in 2006, 2005 and 2004, respectively.

     On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $1,983,000, $1,790,000 and $1,537,000 in 2006, 2005 and 2004, respectively, and are included in variable annuity policy fees in the statement of income and comprehensive income. A fee of $150,000 was paid under a different agreement in 2004.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a contract holders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  RELATED-PARTY MATTERS (Continued)

     Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

     The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. American Home's statutory financial statements are contained in the Company's product filings with the SEC. Additionally, American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public. The Company expects that the American Home guarantee will be terminated in 2007. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered by the guarantee, including obligations arising from purchase payments received after termination, until satisfied in full.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS
                             APRIL 30, 2007 AND 2006

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ..................     1
Statement of Assets and Liabilities, April 30, 2007 ......................     2
Schedule of Portfolio Investments, April 30, 2007 ........................     5
Statement of Operations, for the year ended April 30, 2007 ...............     6
Statement of Changes in Net Assets, for the year ended April 30, 2007 ....     9
Statement of Changes in Net Assets, for the year ended April 30, 2006 ....    12
Notes to Financial Statements ............................................    15

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Annuity Account Five, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at April 30, 2007, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
July 23, 2007

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007

                                                 Moderate    Balanced   Conservative   Large Cap  Large Cap   Large Cap   Mid Cap
                                      Growth      Growth      Growth       Growth       Growth    Composite     Value      Growth
                                     Strategy    Strategy    Strategy     Strategy     Portfolio  Portfolio   Portfolio  Portfolio
                                     (Class 3)   (Class 3)   (Class 3)    (Class 3)    (Class 3)  (Class 3)   (Class 3)  (Class 3)
                                    ----------  ----------  ----------  ------------  ----------  ---------  ----------  ---------
Assets:
   Investments in shares of Trust,
      at net asset value            $1,018,776  $1,823,836  $1,268,491    $380,357     $849,007    $399,871  $1,630,450  $505,758
                                    ----------  ----------  ----------    --------     --------    --------  ----------  --------
Liabilities:                                 0           0           0           0            0           0           0         0
                                    ----------  ----------  ----------    --------     --------    --------  ----------  --------
Net assets:                         $1,018,776  $1,823,836  $1,268,491    $380,357     $849,007    $399,871  $1,630,450  $505,758
                                    ==========  ==========  ==========    ========     ========    ========  ==========  ========
Accumulation units outstanding          51,703      96,515      70,910      22,329       83,001      34,559     100,643    25,998
                                    ==========  ==========  ==========    ========     ========    ========  ==========  ========
Contracts with total expenses of
   1.40% :
   Accumulation units outstanding       13,641      25,043      40,710       7,097        5,247      27,838      18,955     8,040
   Unit value of accumulation
      units                         $    19.81  $    19.07  $    17.98    $  17.19     $  10.34    $  11.60  $    16.63  $  19.63
Contracts with total expenses of
   1.55% :
   Accumulation units outstanding       11,931      25,849      24,255         876       40,617       1,420      40,433     5,511
   Unit value of accumulation
      units                         $    19.82  $    18.92  $    17.82    $  17.23     $  10.28    $  11.54  $    16.15  $  19.57
Contracts with total expenses of
   1.60% :
   Accumulation units outstanding       25,347      31,993         943          76        8,465       1,156      12,984     2,391
   Unit value of accumulation
      units                         $    19.60  $    18.91  $    17.79    $  17.02     $  10.23    $  11.46  $    16.50  $  19.41
Contracts with total expenses of
   1.75% :
   Accumulation units outstanding          784      13,630       5,002      14,280       28,672       4,145      28,271    10,056
   Unit value of accumulation
      units                         $    19.50  $    18.52  $    17.52    $  16.95     $  10.14    $  11.39  $    15.85  $  19.25

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                  (Continued)

                                                                                                                 Focus
                                                                           Diversified                           Growth
                                      Mid Cap               International     Fixed        Cash       Focus       and       Focus
                                       Value     Small Cap      Equity        Income    Management    Growth     Income     Value
                                     Portfolio   Portfolio    Portfolio     Portfolio    Portfolio  Portfolio  Portfolio  Portfolio
                                     (Class 3)   (Class 3)    (Class 3)     (Class 3)    (Class 3)  (Class 3)  (Class 3)  (Class 3)
                                    ----------  ----------  -------------  -----------  ----------  ---------  ---------  ---------
Assets:
   Investments in shares of Trust,
      at net asset value            $1,453,189  $1,114,711    $3,141,210     $664,429   $1,329,273   $177,536   $333,411   $993,980
                                    ----------  ----------    ----------     --------   ----------   --------   --------   --------
Liabilities:                                 0           0             0            0            0          0          0          0
                                    ----------  ----------    ----------     --------   ----------   --------   --------   --------
Net assets:                         $1,453,189  $1,114,711    $3,141,210     $664,429   $1,329,273   $177,536   $333,411   $993,980
                                    ==========  ==========    ==========     ========   ==========   ========   ========   ========
Accumulation units outstanding          54,810      81,240       243,394       55,342      120,573     21,391     28,508     51,431
                                    ==========  ==========    ==========     ========   ==========   ========   ========   ========
Contracts with total expenses of
   1.40% :
   Accumulation units outstanding       18,845      25,772        80,121       14,597       78,497     10,357     11,919     14,549
   Unit value of accumulation
      units                         $    27.51  $    13.79    $    13.01     $  12.39   $    11.07   $   8.34   $  11.85   $  19.52
Contracts with total expenses of
   1.55% :
   Accumulation units outstanding       20,394      37,671        67,744       13,819       26,771      6,171      2,150     27,043
   Unit value of accumulation
      units                         $    25.80  $    13.75    $    12.88     $  11.96   $    10.96   $   8.31   $  11.77   $  19.27
Contracts with total expenses of
   1.60% :
   Accumulation units outstanding        7,707       9,376        47,398        3,991        5,527      2,174      3,560      6,030
   Unit value of accumulation
      units                         $    27.21  $    13.64    $    12.89     $  12.30   $    11.04   $   8.25   $  11.71   $  19.37
Contracts with total expenses of
   1.75% :
   Accumulation units outstanding        7,864       8,421        48,131       22,935        9,778      2,689     10,879      3,809
   Unit value of accumulation units $    25.29  $    13.49    $    12.78     $  11.74   $    10.81   $   8.15   $  11.51   $  18.91

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                  (Continued)

                                                             Allocation                          Strategic
                                      Focus     Allocation    Moderate   Allocation  Allocation    Fixed
                                     TechNet     Moderate      Growth      Growth     Balanced     Income
                                    Portfolio   Portfolio    Portfolio   Portfolio    Portfolio  Portfolio
                                    (Class 3)   (Class 3)    (Class 3)    (Class 3)   (Class 3)  (Class 3)
                                    ---------  -----------  -----------  ----------  ----------  ---------
Assets:
   Investments in shares of Trust,
      at net asset value             $392,336  $11,110,036  $11,520,068  $4,964,579  $6,625,880   $966,071
                                     --------  -----------  -----------  ----------  ----------   --------
Liabilities:                                0            0            0           0           0          0
                                     --------  -----------  -----------  ----------  ----------   --------
Net assets:                          $392,336  $11,110,036  $11,520,068  $4,964,579  $6,625,880   $966,071
                                     ========  ===========  ===========  ==========  ==========   ========
Accumulation units outstanding         75,123      927,684      930,994     388,054     572,476     88,396
                                     ========  ===========  ===========  ==========  ==========   ========
Contracts with total expenses of
   1.40% :
   Accumulation units outstanding      14,300      193,857      260,586     197,273     223,937     24,453
   Unit value of accumulation
      units                          $   5.27  $     12.04  $     12.42  $    12.83  $    11.62   $  10.99
Contracts with total expenses of
   1.55% :
   Accumulation units outstanding      43,350      191,039      155,717      53,302      33,321     38,652
   Unit value of accumulation
      units                          $   5.24  $     12.00  $     12.38  $    12.78  $    11.58   $  10.94
Contracts with total expenses of
   1.60% :
   Accumulation units outstanding       1,554      212,257      330,334      65,431     183,278      7,465
   Unit value of accumulation
      units                          $   5.23  $     11.99  $     12.37  $    12.78  $    11.57   $  10.91
Contracts with total expenses of
   1.75% :
   Accumulation units outstanding      15,919      330,531      184,357      72,048     131,940     17,826
   Unit value of accumulation units  $   5.13  $     11.92  $     12.32  $    12.72  $    11.49   $  10.83

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2007

                                                                           Net Asset Value    Net Asset
Variable Accounts                                                 Shares      Per Share         Value          Cost
-----------------                                                -------   ---------------   -----------   -----------
SEASONS SERIES TRUST:
   Growth Strategy (Class 3):
      Multi-Managed Growth Portfolio (Class 3)                    35,448        $14.26       $   505,576   $   465,702
      Asset Allocation: Diversified Growth Portfolio (Class 3)    17,826         14.30           254,883       234,847
      Stock Portfolio (Class 3)                                   13,643         18.93           258,317       240,813
                                                                                             -----------   -----------
                                                                                               1,018,776       941,362
                                                                                             -----------   -----------
   Moderate Growth Strategy (Class 3):
      Multi-Managed Moderate Growth Portfolio (Class 3)           71,005         14.03           996,011       928,161
      Asset Allocation: Diversified Growth Portfolio (Class 3)    31,961         14.30           456,979       409,623
      Stock Portfolio (Class 3)                                   19,591         18.93           370,846       339,518
                                                                                             -----------   -----------
                                                                                               1,823,836     1,677,302
                                                                                             -----------   -----------
   Balanced Growth Strategy (Class 3):
      Multi-Managed Income/Equity Portfolio (Class 3)             53,026         13.05           692,027       664,011
      Asset Allocation: Diversified Growth Portfolio (Class 3)    22,263         14.30           318,308       279,193
      Stock Portfolio (Class 3)                                   13,637         18.93           258,156       230,565
                                                                                             -----------   -----------
                                                                                               1,268,491     1,173,769
                                                                                             -----------   -----------
   Conservative Growth Strategy (Class 3):
      Multi-Managed Income Portfolio (Class 3)                    18,339         12.34           226,310       222,408
      Asset Allocation: Diversified Growth Portfolio (Class 3)     6,698         14.30            95,768        85,722
      Stock Portfolio (Class 3)                                    3,079         18.93            58,279        52,548
                                                                                             -----------   -----------
                                                                                                 380,357       360,678
                                                                                             -----------   -----------
   Large Cap Growth Portfolio (Class 3)                           82,772         10.26           849,007       776,299
   Large Cap Composite Portfolio (Class 3)                        33,215         12.04           399,871       366,909
   Large Cap Value Portfolio (Class 3)                           109,932         14.83         1,630,450     1,467,706
   Mid Cap Growth Portfolio (Class 3)                             33,501         15.10           505,758       472,093
   Mid Cap Value Portfolio (Class 3)                              70,478         20.62         1,453,189     1,331,341
   Small Cap Portfolio (Class 3)                                 100,858         11.05         1,114,711     1,017,134
   International Equity Portfolio (Class 3)                      256,345         12.25         3,141,210     2,738,272
   Diversified Fixed Income Portfolio (Class 3)                   62,069         10.70           664,429       654,767
   Cash Management Portfolio (Class 3)                           117,410         11.32         1,329,273     1,320,625
   Focus Growth Portfolio (Class 3)                               19,075          9.31           177,536       163,560
   Focus Growth and Income Portfolio (Class 3)                    28,555         11.68           333,411       316,372
   Focus Value Portfolio (Class 3)                                53,614         18.54           993,980       821,411
   Focus TechNet Portfolio (Class 3)                              63,628          6.17           392,336       370,922
   Allocation Moderate Portfolio (Class 3)                       910,270         12.21        11,110,036    10,076,386
   Allocation Moderate Growth Portfolio (Class 3)                910,395         12.65        11,520,068    10,409,005
   Allocation Growth Portfolio (Class 3)                         378,538         13.12         4,964,579     4,495,434
   Allocation Balanced Portfolio (Class 3)                       569,431         11.64         6,625,880     6,205,035
   Strategic Fixed Income Portfolio (Class 3)                     91,207         10.59           966,071       931,286

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007

                                                 Moderate    Balanced  Conservative  Large Cap   Large Cap   Large Cap   Mid Cap
                                      Growth      Growth      Growth      Growth       Growth   Composite       Value     Growth
                                     Strategy    Strategy    Strategy    Strategy    Portfolio   Portfolio   Portfolio  Portfolio
                                    (Class 3)   (Class 3)   (Class 3)    (Class 3)   (Class 3)   (Class 3)   (Class 3)  (Class 3)
                                    ---------  -----------  ---------  ------------  ---------  ----------  ----------  ---------
Investment income:
   Dividends                        $   5,380   $  14,371   $ 18,820     $  8,462    $       0   $    762   $   7,104   $       0
                                    ---------   ---------   --------     --------    ---------   --------   ---------   ---------
Expenses:
   Charges for distribution,
      mortality and expense risk       (9,328)    (18,403)   (12,726)      (4,448)      (8,624)    (2,781)    (14,851)     (5,970)
                                    ---------   ---------   --------     --------    ---------   --------   ---------   ---------
Net investment income (loss)           (3,948)     (4,032)     6,094        4,014       (8,624)    (2,019)     (7,747)     (5,970)
                                    ---------   ---------   --------     --------    ---------   --------   ---------   ---------
Net realized gains from securities
   transactions:
   Proceeds from shares sold          193,183     199,500     72,546       82,980      190,791     19,699     212,047     275,177
   Cost of shares sold               (179,099)   (189,760)   (70,045)     (80,834)    (187,059)   (18,478)   (205,876)   (263,154)
                                    ---------   ---------   --------     --------    ---------   --------   ---------   ---------
Net realized gains from securities
   transactions                        14,084       9,740      2,501        2,146        3,732      1,221       6,171      12,023
Realized gain distributions            14,170      20,525     16,607        6,991            0          0      32,521      30,273
                                    ---------   ---------   --------     --------    ---------   --------   ---------   ---------
Net realized gains                     28,254      30,265     19,108        9,137        3,732      1,221      38,692      42,296
                                    ---------   ---------   --------     --------    ---------   --------   ---------   ---------
Net unrealized appreciation
   (depreciation)
   of investments:
   Beginning of period                  5,867      34,779     30,760        1,576        4,052      3,354      28,219      19,820
   End of period                       77,414     146,534     94,722       19,679       72,708     32,962     162,744      33,665
                                    ---------   ---------   --------     --------    ---------   --------   ---------   ---------
Change in net unrealized
   appreciation (depreciation) of
   investments                         71,547     111,755     63,962       18,103       68,656     29,608     134,525      13,845
                                    ---------   ---------   --------     --------    ---------   --------   ---------   ---------
Increase (decrease) in net assets
   from operations                  $  95,853   $ 137,988   $ 89,164     $ 31,254    $  63,764   $ 28,810   $ 165,470   $  50,171
                                    =========   =========   ========     ========    =========   ========   =========   =========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)


                                                                                                                 Focus
                                                                                                                 Growth
                                     Mid Cap              International   Diversified     Cash        Focus       and        Focus
                                      Value    Small Cap      Equity     Fixed Income   Management    Growth     Income      Value
                                    Portfolio  Portfolio    Portfolio      Portfolio    Portfolio   Portfolio  Portfolio   Portfolio
                                    (Class 3)  (Class 3)    (Class 3)      (Class 3)    (Class 3)   (Class 3)  (Class 3)   (Class 3)
                                    ---------  ---------  -------------  ------------  -----------  ---------  ---------  ----------
Investment income:
   Dividends                        $   4,438  $       0    $   7,555      $ 11,120    $    29,943  $       0  $  1,936    $  1,730
                                    ---------  ---------    ---------      --------    -----------  ---------  --------    --------
Expenses:
   Charges for distribution,
     mortality and expense risk       (14,685)   (13,076)     (27,968)       (6,009)       (16,780)    (2,221)   (2,739)    (11,269)
                                    ---------  ---------    ---------      --------    -----------  ---------  --------    --------
Net investment income (loss)          (10,247)   (13,076)     (20,413)        5,111         13,163     (2,221)     (803)     (9,539)
                                    ---------  ---------    ---------      --------    -----------  ---------  --------    --------
Net realized gains from securities
   transactions:
   Proceeds from shares sold          217,570    250,676      233,855        59,326      2,088,440    249,689    21,637     108,659
   Cost of shares sold               (209,692)  (234,212)    (222,895)      (58,151)    (2,072,728)  (242,273)  (20,519)    (95,101)
                                    ---------  ---------    ---------      --------    -----------  ---------  --------    --------
Net realized gains from securities
   transactions                         7,878     16,464       10,960         1,175         15,712      7,416     1,118      13,558
Realized gain distributions            92,519     41,226       72,612            61             81          0    11,862      16,392
                                    ---------  ---------    ---------      --------    -----------  ---------  --------    --------
Net realized gains                    100,397     57,690       83,572         1,236         15,793      7,416    12,980      29,950
                                    ---------  ---------    ---------      --------    -----------  ---------  --------    --------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                 32,773     52,390      109,284        (1,449)         4,135     29,514     6,213      38,923
   End of period                      121,848     97,577      402,938         9,662          8,648     13,976    17,039     172,569
                                    ---------  ---------    ---------      --------    -----------  ---------  --------    --------
Change in net unrealized
   appreciation (depreciation) of
   investments                         89,075     45,187      293,654        11,111          4,513    (15,538)   10,826     133,646
                                    ---------  ---------    ---------      --------    -----------  ---------  --------    --------
Increase (decrease) in net assets
   from operations                  $ 179,225  $  89,801    $ 356,813      $ 17,458    $    33,469  $ (10,343) $ 23,003    $154,057
                                    =========  =========    =========      ========    ===========  =========  ========    ========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                           Allocation
                                      Focus    Allocation   Moderate   Allocation  Allocation    Strategic
                                     TechNet    Moderate     Growth      Growth     Balanced   Fixed Income
                                    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                                    (Class 3)   (Class 3)   (Class 3)   (Class 3)   (Class 3)    (Class 3)
                                    ---------  ----------  ----------  ----------  ----------  ------------
Investment income:
   Dividends                        $      0   $        0  $        0  $       0   $       0    $  26,774
                                    --------   ----------  ----------  ---------   ---------    ---------
Expenses:
   Charges for distribution,
      mortality and expense risk      (4,434)    (115,615)   (102,059)   (39,881)    (59,505)     (10,706)
                                    --------   ----------  ----------  ---------   ---------    ---------
Net investment income (loss)          (4,434)    (115,615)   (102,059)   (39,881)    (59,505)      16,068
                                    --------   ----------  ----------  ---------   ---------    ---------
Net realized gains from securities
   transactions:
   Proceeds from shares sold          91,497      296,043     252,349    362,385     373,202      203,580
   Cost of shares sold               (90,915)    (282,945)   (237,492)  (348,318)   (359,491)    (199,217)
                                    --------   ----------  ----------  ---------   ---------    ---------
Net realized gains from securities
   transactions                          582       13,098      14,857     14,067      13,711        4,363
Realized gain distributions           10,233       34,890      25,407     10,691      31,979          431
                                    --------   ----------  ----------  ---------   ---------    ---------
Net realized gains                    10,815       47,988      40,264     24,758      45,690        4,794
                                    --------   ----------  ----------  ---------   ---------    ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                33,497       73,072     108,751     79,172      17,629           80
   End of period                      21,414    1,033,650   1,111,063    469,145     420,845       34,785
                                    --------   ----------  ----------  ---------   ---------    ---------
Change in net unrealized
   appreciation (depreciation) of
   investments                       (12,083)     960,578   1,002,312    389,973     403,216       34,705
                                    --------   ----------  ----------  ---------   ---------    ---------
Increase (decrease) in net assets
   from operations                  $ (5,702)  $  892,951  $  940,517  $ 374,850   $ 389,401    $  55,567
                                    ========   ==========  ==========  =========   =========    =========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007

                                                 Moderate    Balanced   Conservative  Large Cap  Large Cap   Large Cap   Mid Cap
                                       Growth     Growth      Growth       Growth       Growth   Composite     Value      Growth
                                     Strategy    Strategy    Strategy     Strategy    Portfolio  Portfolio   Portfolio  Portfolio
                                     (Class 3)   (Class 3)   (Class 3)    (Class 3)   (Class 3)  (Class 3)   (Class 3)  (Class 3)
                                    ----------  ----------  ----------  ------------  ---------  ---------  ----------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (3,948) $   (4,032) $    6,094    $  4,014    $ (8,624)  $ (2,019)  $   (7,747) $ (5,970)
   Net realized gains                   28,254      30,265      19,108       9,137       3,732      1,221       38,692    42,296
   Change in net unrealized
      appreciation (depreciation)
      of investments                    71,547     111,755      63,962      18,103      68,656     29,608      134,525    13,845
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
   Increase (decrease) in net
      assets from operations            95,853     137,988      89,164      31,254      63,764     28,810      165,470    50,171
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
From capital transactions:
      Net proceeds from units sold     843,367     830,263     532,667     280,312     357,963      7,504      518,901   229,854
      Cost of units redeemed           (14,700)    (14,008)     (5,211)    (19,480)    (12,183)    (1,379)     (15,175)   (2,805)
      Net transfers                    (12,034)     68,096       8,124      (1,052)    194,995    321,435      588,038   (26,514)
      Contract maintenance charge          (57)        (10)         (3)        (68)       (136)       (37)        (132)      (53)
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
   Increase (decrease) in net
      assets from capital
      transactions                     816,576     884,341     535,577     259,712     540,639    327,523    1,091,632   200,482
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
Increase (decrease) in net assets      912,429   1,022,329     624,741     290,966     604,403    356,333    1,257,102   250,653
Net assets at beginning of period      106,347     801,507     643,750      89,391     244,604     43,538      373,348   255,105
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
Net assets at end of period         $1,018,776  $1,823,836  $1,268,491    $380,357    $849,007   $399,871   $1,630,450  $505,758
                                    ==========  ==========  ==========    ========    ========   ========   ==========  ========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           46,726      46,911      31,589      17,893      37,341        735       34,962    12,821
   Units redeemed                         (782)       (795)       (306)     (1,233)     (1,249)      (131)        (998)     (162)
   Units transferred                      (185)      3,883         486           2      21,225     29,663       40,223      (714)
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
Increase (decrease) in units
   outstanding                          45,759      49,999      31,769      16,662      57,317     30,267       74,187    11,945
Beginning units                          5,944      46,516      39,141       5,667      25,684      4,292       26,456    14,053
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
Ending units                            51,703      96,515      70,910      22,329      83,001     34,559      100,643    25,998
                                    ==========  ==========  ==========    ========    ========   ========   ==========  ========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                                                                                  Focus
                                                                           Diversified                            Growth
                                      Mid Cap               International     Fixed        Cash        Focus       and       Focus
                                       Value     Small Cap      Equity        Income     Management    Growth     Income     Value
                                     Portfolio   Portfolio    Portfolio     Portfolio    Portfolio   Portfolio  Portfolio  Portfolio
                                     (Class 3)   (Class 3)    (Class 3)     (Class 3)    (Class 3)   (Class 3)  (Class 3)  (Class 3)
                                    ----------  ----------  -------------  -----------  -----------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (10,247) $  (13,076)  $  (20,413)    $  5,111    $    13,163  $  (2,221) $   (803)  $ (9,539)
   Net realized gains                  100,397      57,690       83,572        1,236         15,793      7,416    12,980     29,950
   Change in net unrealized
      appreciation (depreciation)
      of investments                    89,075      45,187      293,654       11,111          4,513    (15,538)   10,826    133,646
                                    ----------  ----------   ----------     --------    -----------  ---------  --------   --------
   Increase (decrease) in net
      assets from operations           179,225      89,801      356,813       17,458         33,469    (10,343)   23,003    154,057
                                    ----------  ----------   ----------     --------    -----------  ---------  --------   --------
From capital transactions:
      Net proceeds from units sold     367,312     289,842      833,832      457,501      1,520,186     57,698   242,078    156,850
      Cost of units redeemed           (18,652)    (12,224)     (41,893)     (19,696)       (21,553)    (1,566)   (1,392)    (4,793)
      Net transfers                    270,499     150,744    1,098,487       92,328     (1,142,829)  (161,113)     (711)   183,506
      Contract maintenance charge         (109)       (161)        (252)        (106)           (13)       (24)      (25)      (121)
                                    ----------  ----------   ----------     --------    -----------  ---------  --------   --------
   Increase (decrease) in net
      assets from capital
      transactions                     619,050     428,201    1,890,174      530,027        355,791   (105,005)  239,950    335,442
                                    ----------  ----------   ----------     --------    -----------  ---------  --------   --------
Increase (decrease) in net assets      798,275     518,002    2,246,987      547,485        389,260   (115,348)  262,953    489,499
Net assets at beginning of period      654,914     596,709      894,223      116,944        940,013    292,884    70,458    504,481
                                    ----------  ----------   ----------     --------    -----------  ---------  --------   --------
Net assets at end of period         $1,453,189  $1,114,711   $3,141,210     $664,429    $ 1,329,273  $ 177,536  $333,411   $993,980
                                    ==========  ==========   ==========     ========    ===========  =========  ========   ========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           15,460      23,206       72,498       38,949        140,502      7,489    21,964      9,350
   Units redeemed                         (753)       (950)      (3,586)      (1,615)        (1,972)      (207)     (123)      (284)
   Units transferred                    11,478      12,524       95,315        7,887       (106,083)   (22,110)      (42)    10,917
                                    ----------  ----------   ----------     --------    -----------  ---------  --------   --------
Increase (decrease) in units
   outstanding                          26,185      34,780      164,227       45,221         32,447    (14,828)   21,799     19,983
Beginning units                         28,625      46,460       79,167       10,121         88,126     36,219     6,709     31,448
                                    ----------  ----------   ----------     --------    -----------  ---------  --------   --------
Ending units                            54,810      81,240      243,394       55,342        120,573     21,391    28,508     51,431
                                    ==========  ==========   ==========     ========    ===========  =========  ========   ========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                             Allocation                          Strategic
                                      Focus    Allocation     Moderate   Allocation  Allocation    Fixed
                                     TechNet     Moderate      Growth      Growth     Balanced     Income
                                    Portfolio   Portfolio    Portfolio    Portfolio   Portfolio  Portfolio
                                    (Class 3)   (Class 3)    (Class 3)    (Class 3)   (Class 3)  (Class 3)
                                    ---------  -----------  -----------  ----------  ----------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $ (4,434)  $  (115,615) $  (102,059) $  (39,881) $  (59,505) $ 16,068
   Net realized gains                 10,815        47,988       40,264      24,758      45,690     4,794
   Change in net unrealized
      appreciation (depreciation)
      of investments                 (12,083)      960,578    1,002,312     389,973     403,216    34,705
                                    --------   -----------  -----------  ----------  ----------  --------
   Increase (decrease) in net
      assets from operations          (5,702)      892,951      940,517     374,850     389,401    55,567
                                    --------   -----------  -----------  ----------  ----------  --------
From capital transactions:
      Net proceeds from units sold    91,215     7,277,748    8,069,152   2,887,163   4,872,736   395,924
      Cost of units redeemed          (1,922)     (123,896)     (46,783)   (114,947)    (91,260)   (9,619)
      Net transfers                   29,440       800,617      831,982     729,985     531,328   195,531
      Contract maintenance charge        (66)         (596)        (348)       (306)        (86)     (151)
                                    --------   -----------  -----------  ----------  ----------  --------
   Increase (decrease) in net
      assets from capital
      transactions                   118,667     7,953,873    8,854,003   3,501,895   5,312,718   581,685
                                    --------   -----------  -----------  ----------  ----------  --------
Increase (decrease) in net assets    112,965     8,846,824    9,794,520   3,876,745   5,702,119   637,252
Net assets at beginning of period    279,371     2,263,212    1,725,548   1,087,834     923,761   328,819
                                    --------   -----------  -----------  ----------  ----------  --------
Net assets at end of period         $392,336   $11,110,036  $11,520,068  $4,964,579  $6,625,880  $966,071
                                    ========   ===========  ===========  ==========  ==========  ========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                         17,944       660,526      709,082     243,328     446,595    38,268
   Units redeemed                       (393)      (11,011)      (4,053)    (10,280)     (8,250)     (916)
   Units transferred                   5,455        71,192       71,903      60,297      47,548    18,823
                                    --------   -----------  -----------  ----------  ----------  --------
Increase (decrease) in units
   outstanding                        23,006       720,707      776,932     293,345     485,893    56,175
Beginning units                       52,117       206,977      154,062      94,709      86,583    32,221
                                    --------   -----------  -----------  ----------  ----------  --------
Ending units                          75,123       927,684      930,994     388,054     572,476    88,396
                                    ========   ===========  ===========  ==========  ==========  ========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006

                                                Moderate   Balanced  Conservative  Large Cap  Large Cap  Large Cap   Mid Cap
                                      Growth     Growth     Growth      Growth       Growth   Composite    Value      Growth
                                    Strategy    Strategy   Strategy    Strategy    Portfolio  Portfolio  Portfolio  Portfolio
                                    (Class 3)  (Class 3)  (Class 3)    (Class 3)   (Class 3)  (Class 3)  (Class 3)  (Class 3)
                                    ---------  ---------  ---------  ------------  ---------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $    (475) $  (1,992) $   4,303    $   231     $   (793)   $  (288)   $ (1,356)  $ (1,536)
   Net realized gains (losses)            593        417        761        (53)       1,075      1,362       1,669      5,434
   Change in net unrealized
      appreciation (depreciation)
      of investments                    5,875     34,783     30,763      1,578        4,059      3,362      28,224     19,835
                                    ---------  ---------  ---------    -------     --------    -------    --------   --------
   Increase (decrease) in net
      assets from operations            5,993     33,208     35,827      1,756        4,341      4,436      28,537     23,733
                                    ---------  ---------  ---------    -------     --------    -------    --------   --------
From capital transactions:
      Net proceeds from units sold     89,413    466,809    609,619     65,224      234,185     38,993     316,424    211,833
      Cost of units redeemed             (210)    (2,850)    (1,924)       (60)        (169)      (130)       (989)      (592)
      Net transfers                    10,911    304,098        (15)    22,227        6,008          0      29,134     19,900
      Contract maintenance charge          (2)        (1)        (1)        (1)          (2)        (1)         (1)        (2)
                                    ---------  ---------  ---------    -------     --------    -------    --------   --------
   Increase in net assets from
      capital transactions            100,112    768,056    607,679     87,390      240,022     38,862     344,568    231,139
                                    ---------  ---------  ---------    -------     --------    -------    --------   --------
Increase in net assets                106,105    801,264    643,506     89,146      244,363     43,298     373,105    254,872
Net assets at beginning of period         242        243        244        245          241        240         243        233
                                    ---------  ---------  ---------    -------     --------    -------    --------   --------
Net assets at end of period         $ 106,347  $ 801,507  $ 643,750    $89,391     $244,604    $43,538    $373,348   $255,105
                                    =========  =========  =========    =======     ========    =======    ========   ========
ANALYSIS OF INCREASE
   IN UNITS OUTSTANDING:
   Units sold                           5,327     28,049     39,245      4,230       25,047      4,279      24,334     12,905
   Units redeemed                         (12)      (169)      (120)        (4)         (18)       (13)        (75)       (34)
   Units transferred                      613     18,620         (1)     1,424          626          0       2,177      1,165
                                    ---------  ---------  ---------    -------     --------    -------    --------   --------
Increase in units outstanding           5,928     46,500     39,124      5,650       25,655      4,266      26,436     14,036
Beginning units                            16         16         17         17           29         26          20         17
                                    ---------  ---------  ---------    -------     --------    -------    --------   --------
Ending units                            5,944     46,516     39,141      5,667       25,684      4,292      26,456     14,053
                                    =========  =========  =========    =======     ========    =======    ========   ========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                                                                               Focus
                                                                         Diversified                           Growth
                                     Mid Cap              International     Fixed        Cash       Focus       and       Focus
                                      Value    Small Cap     Equity         Income    Management    Growth     Income     Value
                                    Portfolio  Portfolio    Portfolio     Portfolio    Portfolio  Portfolio  Portfolio  Portfolio
                                    (Class 3)  (Class 3)    (Class 3)     (Class 3)    (Class 3)  (Class 3)  (Class 3)  (Class 3)
                                    ---------  ---------  -------------  -----------  ----------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $ (4,277)   $ (4,473)   $ (4,315)     $    135     $ (1,931)  $ (3,544)   $  (550)  $ (4,891)
   Net realized gains (losses)        31,020       9,509       6,670           140          297      1,190        184     17,906
   Change in net unrealized
      appreciation (depreciation)
      of investments                  32,527      52,405     109,287        (1,450)       4,134     29,523      6,219     38,928
                                    --------    --------    --------      --------     --------   --------    -------   --------
   Increase (decrease) in net
      assets from operations          59,270      57,441     111,642        (1,175)       2,500     27,169      5,853     51,943
                                    --------    --------    --------      --------     --------   --------    -------   --------
From capital transactions:
      Net proceeds from units sold   489,227     582,648     809,321       106,398      977,207    225,343     64,484    419,363
      Cost of units redeemed          (2,261)     (1,405)     (3,056)          (67)        (125)    (1,200)      (165)    (1,692)
      Net transfers                   27,762     (42,206)    (23,927)       11,540      (39,817)    41,334         46     34,626
      Contract maintenance charge         (1)         (1)         (2)           (1)          (1)        (1)        (2)        (1)
                                    --------    --------    --------      --------     --------   --------    -------   --------
   Increase in net assets from
      capital transactions           514,727     539,036     782,336       117,870      937,264    265,476     64,363    452,296
                                    --------    --------    --------      --------     --------   --------    -------   --------
Increase in net assets               573,997     596,477     893,978       116,695      939,764    292,645     70,216    504,239
Net assets at beginning of period     80,917         232         245           249          249        239        242        242
                                    --------    --------    --------      --------     --------   --------    -------   --------
Net assets at end of period         $654,914    $596,709    $894,223      $116,944     $940,013   $292,884    $70,458   $504,481
                                    ========    ========    ========      ========     ========   ========    =======   ========
ANALYSIS OF INCREASE
   IN UNITS OUTSTANDING:
   Units sold                         23,023      50,410      82,776         9,141       92,937     30,855      6,681     29,166
   Units redeemed                       (104)       (117)       (295)           (6)         (12)      (155)       (17)      (112)
   Units transferred                   1,349      (3,856)     (3,343)          965       (4,823)     5,483         18      2,376
                                    --------    --------    --------      --------     --------   --------    -------   --------
Increase in units outstanding         24,268      46,437      79,138        10,100       88,102     36,183      6,682     31,430
Beginning units                        4,357          23          29            21           24         36         27         18
                                    --------    --------    --------      --------     --------   --------    -------   --------
Ending units                          28,625      46,460      79,167        10,121       88,126     36,219      6,709     31,448
                                    ========    ========    ========      ========     ========   ========    =======   ========


                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                           Allocation                          Strategic
                                      Focus    Allocation   Moderate   Allocation  Allocation    Fixed
                                     TechNet    Moderate     Growth      Growth     Balanced    Income
                                    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio  Portfolio
                                    (Class 3)   (Class 3)   (Class 3)   (Class 3)   (Class 3)  (Class 3)
                                    ---------  ----------  ----------  ----------  ----------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $ (3,040)  $   (4,123) $      100  $   (3,597)  $   (663)  $  2,084
   Net realized gains (losses)           292        4,271       1,320       2,058      1,778        204
   Change in net unrealized
      appreciation (depreciation)
      of investments                  33,521       73,083     108,764      79,188     17,637         91
                                    --------   ----------  ----------  ----------   --------   --------
   Increase (decrease) in net
      assets from operations          30,773       73,231     110,184      77,649     18,752      2,379
                                    --------   ----------  ----------  ----------   --------   --------
From capital transactions:
      Net proceeds from units sold   220,441    1,909,693   1,609,617     901,389    871,653    310,318
      Cost of units redeemed          (1,053)      (4,877)     (1,825)     (1,367)      (483)      (441)
      Net transfers                   28,989      284,785       7,196     109,789     33,457     16,184
      Contract maintenance charge         (2)          (7)         (8)         (8)        (7)        (7)
                                    --------   ----------  ----------  ----------   --------   --------
   Increase in net assets from
      capital transactions           248,375    2,189,594   1,614,980   1,009,803    904,620    326,054
                                    --------   ----------  ----------  ----------   --------   --------
Increase in net assets               279,148    2,262,825   1,725,164   1,087,452    923,372    328,433
Net assets at beginning of period        223          387         384         382        389        386
                                    --------   ----------  ----------  ----------   --------   --------
Net assets at end of period         $279,371   $2,263,212  $1,725,548  $1,087,834   $923,761   $328,819
                                    ========   ==========  ==========  ==========   ========   ========
ANALYSIS OF INCREASE
   IN UNITS OUTSTANDING:
   Units sold                         46,377      180,656     153,530      84,066     83,432     30,631
   Units redeemed                       (209)        (462)       (169)       (127)       (47)       (45)
   Units transferred                   5,894       26,743         661      10,730      3,158      1,595
                                    --------   ----------  ----------  ----------   --------   --------
Increase in units outstanding         52,062      206,937     154,022      94,669     86,543     32,181
Beginning units                           55           40          40          40         40         40
                                    --------   ----------  ----------  ----------   --------   --------
Ending units                          52,117      206,977     154,062      94,709     86,583     32,221
                                    ========   ==========  ==========  ==========   ========   ========


                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     FS Variable Annuity Account Five of First SunAmerica Life Insurance Company (the "Separate Account") is an investment account of First SunAmerica Life Insurance Company, (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products:
     Seasons Triple Elite, Seasons Select II, and Seasons Elite.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of 18 variable portfolios and 4 variable strategies of Class 3 (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: four Class 3 multi-managed variable investment strategies (the "Seasons Strategies"), ten Class 3 variable portfolios (the "Select Portfolios"), four Class 3 managed allocation portfolios (the "Managed Allocation Portfolios"), and four Class 3 focused portfolios (the "Focused Portfolios"), each with a distinct investment objective. The Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Seasons Series Trust (the "Trust") and in two other portfolios of the Trust. Each of the Select Portfolios, Managed Allocation Portfolios, and Focused Portfolios is invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-ended affiliated investment company, which retains an investment advisor to assist in its investment activities. The contract holder may elect to have investments allocated to the guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the Seasons Strategies, Select Portfolios, Managed Allocation Portfolios, and Focused Portfolios and do not include balances allocated to the General Account.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RECLASSIFICATION: Prior year balances have been reclassified to conform with the current year presentation. Such reclassification had no effect on net assets and the increase (decrease) in net assets.

3.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows.

     WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of either 7% or 9% (applicable to contracts with the Seasons Rewards) of any amount withdrawn that exceeds the free withdrawal amount. Withdrawal charges are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $30 ($35 for Seasons Elite) is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a charge in the Statement of Changes in Net Assets.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. The total annual rates of the net asset value of each Seasons Strategy/Select Portfolio/Managed Allocation Portfolio/Focused Portfolio, depending on any optional death benefits elected for each product, are as follows: Seasons Triple Elite, 1.55% or 1.75%; Seasons Select II, 1.40% or 1.60%; Seasons Elite, 1.55% or 1.75%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each Seasons Strategy/Select Portfolio/ Managed Allocation Portfolio/Focused Portfolio and is included in the separate account annual charge rate. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25, depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     SEASONS PROMISE FEE: The optional Seasons Promise Program provides a guaranteed minimum contract value at the end of ten full contract years. The fee ranges up to 0.65% of the contract value less the purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the first full ten years, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     MARKETLOCK, MARKETLOCK FOR TWO, MARKETLOCK FOR LIFE PLUS AND SEASONS INCOME REWARDS FEE: The optional MarketLock, MarketLock for Two, MarketLock for Life Plus and Seasons Income Rewards features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock, MarketLock for Two and Seasons Income Rewards features are offered in Seasons Triple Elite, Seasons Elite and Seasons Select II. The MarketLock for Life Plus feature is offered in Seasons Select II and Seasons Elite. The annual fee is 0.65% for MarketLock, 0.40% prior to the first withdrawal and 0.80% after the first withdrawal for MarketLock for Two, 0.65% for single and 0.90% for joint for MarketLock for Life Plus, and 0.65% in years 0-7 and 0.45% in years 8-10 for Seasons Income Rewards, of the Maximum Anniversary Value Benefit Base or Withdrawal Benefit Base (as described below), deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock and MarketLock for Two is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The Maximum Anniversary Values Benefit Base for MarketLock for Life Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments. The Withdrawal Benefit Base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2007 consist of the following:

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
Multi-Managed Growth Portfolio (Class 3)                     $  504,054       $  94,767
Multi-Managed Moderate Growth Portfolio (Class 3)               599,283         102,226
Multi-Managed Income/Equity Portfolio (Class 3)                 347,414          31,875
Multi-Managed Income Portfolio (Class 3)                        214,793          46,268
Asset Allocation: Diversified Growth Portfolio (Class 3)        765,031         149,833
Stock Portfolio (Class 3)                                       674,264         123,240
Large Cap Growth Portfolio (Class 3)                            722,806         190,791
Large Cap Composite Portfolio (Class 3)                         345,203          19,699
Large Cap Value Portfolio (Class 3)                           1,328,453         212,047

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
Mid Cap Growth Portfolio (Class 3)                           $  499,962       $  275,177
Mid Cap Value Portfolio (Class 3)                               918,891          217,570
Small Cap Portfolio (Class 3)                                   707,026          250,676
International Equity Portfolio (Class 3)                      2,176,228          233,855
Diversified Fixed Income Portfolio (Class 3)                    594,525           59,326
Cash Management Portfolio (Class 3)                           2,457,475        2,088,440
Focus Growth Portfolio (Class 3)                                142,463          249,689
Focus Growth and Income Portfolio (Class 3)                     272,646           21,637
Focus Value Portfolio (Class 3)                                 450,954          108,659
Focus TechNet Portfolio (Class 3)                               215,962           91,497
Allocation Moderate Portfolio (Class 3)                       8,169,191          296,043
Allocation Moderate Growth Portfolio (Class 3)                9,029,700          252,349
Allocation Growth Portfolio (Class 3)                         3,835,090          362,385
Allocation Balanced Portfolio (Class 3)                       5,658,394          373,202
Strategic Fixed Income Portfolio (Class 3)                      801,764          203,580

5.   SUBSEQUENT EVENT

     Effective May 1, 2007, the Separate Account changed its method of determining cost of investments sold by the Trusts from an average cost method to the first-in, first-out method. Management believes that the first-in, first-out method is more commonly used for financial reporting by separate accounts and is a preferable method of accounting. Since investments are stated at net asset value of each of the portfolios of the Trusts, which value their investment securities at fair value, the change has no impact on net assets. The change in method of determining cost of investments sold will result in a reclassification between realized gains and losses and unrealized appreciation and depreciation of investments, beginning May 1, 2007, with no impact on the total increase (decrease) in net assets from operations.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2007, 2006 and 2005, follows:

                        At April 30                            For the Year Ended April 30
          ---------------------------------------   ------------------------------------------------
                     Unit Fair Value                 Expense Ratio   Investment      Total Return
                        Lowest to      Net Assets       Lowest         Income          Lowest to
Year       Units       Highest ($)         ($)      to Highest (1)    Ratio (2)       Highest (3)
----      -------   ----------------   ----------   --------------   ----------   ------------------
Growth Strategy (Class 3)
2007       51,703   19.50 to 19.81(6)   1,018,776   1.40% to 1.75%      0.83%     10.17%    to 10.49%(7)
2006        5,944   17.70 to 17.93(6)     106,347   1.40% to 1.75%      0.61%      0.47%    to 14.18%(7)
2005           16   15.50                     242            1.75%      0.00%     -2.90%(4)
Moderate Growth Strategy (Class 3)
2007       96,515   18.52 to 19.07      1,823,836   1.40% to 1.75%      1.18%      9.49%    to  9.94%(7)
2006       46,516   16.91 to 17.34        801,507   1.40% to 1.75%      0.92%      2.35%    to 11.94%(7)
2005           16   15.11                     243            1.75%      0.00%     -2.66%(4)
Balanced Growth Strategy (Class 3)
2007       70,910   17.52 to 17.98      1,268,491   1.40% to 1.75%      2.05%      8.95%    to  9.28%(7)
2006       39,141   16.08 to 16.45        643,750   1.40% to 1.75%      2.52%      5.93%    to  8.66%(7)
2005           17   14.80                     244            1.75%      0.00%     -2.24%(4)
Conservative Growth Strategy (Class 3)
2007       22,329   16.95 to 17.19(6)     380,357   1.40% to 1.75%      3.00%      8.14%    to  8.51%(7)
2006        5,667   15.67 to 15.84(6)      89,391   1.40% to 1.75%      1.90%      3.14%    to  6.44%(7)
2005           17   14.72                     245            1.75%      0.00%     -1.84%(4)
Large Cap Growth Portfolio (Class 3)
2007       83,001   10.14 to 10.34        849,007   1.40% to 1.75%      0.00%      7.65%    to  8.10%(7)
2006       25,684    9.42 to  9.56        244,604   1.40% to 1.75%      0.08%      6.33%    to 13.39%(7)
2005           29    8.31                     241            1.75%      0.00%     -3.91%(4)
Large Cap Composite Portfolio (Class 3)
2007       34,559   11.39 to 11.60        399,871   1.40% to 1.75%      0.38%     12.28%    to 17.79%(7)(8)
2006        4,292   10.14 to 10.30         43,538   1.60% to 1.75%      0.66%     11.82%    to 12.40%(7)
2005           26    9.07                     240            1.75%      0.00%     -4.27%(4)
Large Cap Value Portfolio (Class 3)
2007      100,643   15.85 to 16.63      1,630,450   1.40% to 1.75%      0.71%     14.96%    to 15.37%(7)
2006       26,456   13.79 to 14.41        373,348   1.40% to 1.75%      0.74%      9.70%    to 14.63%(7)
2005           20   12.03                     243            1.75%      0.00%     -2.53%(4)
Mid Cap Growth Portfolio (Class 3)
2007       25,998   19.25 to 19.63        505,758   1.40% to 1.75%      0.00%      7.71%    to  8.09%(7)
2006       14,053   17.88 to 18.17        255,105   1.40% to 1.75%      0.00%     16.70%    to 29.40%(7)
2005           17   13.81                     233            1.75%      0.00%     -7.54%(4)

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                        At April 30                            For the Year Ended April 30
          ---------------------------------------   ------------------------------------------------
                     Unit Fair Value                 Expense Ratio   Investment      Total Return
                        Lowest to      Net Assets       Lowest         Income          Lowest to
Year       Units       Highest ($)         ($)      to Highest (1)    Ratio (2)       Highest (3)
----      -------   ----------------   ----------   --------------   ----------   ------------------
Mid Cap Value Portfolio (Class 3)
2007       54,810    25.29 to 27.51     1,453,189    1.40% to 1.75%     0.44%      16.07%    to 16.48%(7)
2006       28,625    21.79 to 23.62       654,914    1.40% to 1.75%     0.43%       8.80%    to 18.87%(7)
2005        4,357    18.33 to 18.57        80,917    1.55% to 1.75%     0.00%      -2.67%(4) to -2.11%(4)
Small Cap Portfolio (Class 3)
2007       81,240    13.49 to 13.79     1,114,711    1.40% to 1.75%     0.00%       6.88%    to  7.24%(7)
2006       46,460    12.62 to 12.85       596,709    1.40% to 1.75%     0.00%      19.45%    to 23.28%(7)
2005           23    10.24                    232             1.75%     0.00%      -7.76%(4)
International Equity Portfolio (Class 3)
2007      243,394    12.78 to 13.01     3,141,210    1.40% to 1.75%     0.39%      13.94%    to 14.35%(7)
2006       79,167    11.22 to 11.38       894,223    1.40% to 1.75%     0.23%      24.78%    to 31.74%(7)
2005           29     8.52                    245             1.75%     0.00%      -0.78%(4)
Diversified Fixed Income Portfolio (Class 3)
2007       55,342    11.74 to 12.39       664,429    1.40% to 1.75%     2.66%       4.54%    to  5.02%(7)
2006       10,121    11.23 to 11.79       116,944    1.40% to 1.75%     1.69%      -2.95%    to -2.32%(7)
2005           21    11.57                    249             1.75%     0.00%      -0.40%(4)
Cash Management Portfolio (Class 3)
2007      120,573    10.81 to 11.07     1,329,273    1.40% to 1.75%     2.61%       2.77%    to  3.13%(7)
2006       88,126    10.52 to 10.74       940,013    1.40% to 1.75%     0.02%       0.73%    to  1.25%(7)
2005           24    10.44                    249             1.75%     0.00%      -0.49%(4)
Focus Growth Portfolio (Class 3)
2007       21,391     8.15 to 8.34        177,536    1.40% to 1.75%     0.00%       2.51%    to  2.96%(7)
2006       36,219     7.96 to 8.10        292,884    1.40% to 1.75%     0.00%       9.82%    to 18.45%(7)
2005           36     6.72                    239             1.75%     0.00%      -6.14%(4)
Focus Growth and Income Portfolio (Class 3)
2007       28,508    11.51 to 11.85       333,411    1.40% to 1.75%     1.02%      11.90%    to 12.72%(7)
2006        6,709    10.29 to 10.51        70,458    1.40% to 1.75%     0.16%      11.82%    to 14.50%(7)
2005           27     8.98                    242             1.75%     0.00%      -4.22%(4)
Focus Value Portfolio (Class 3)
2007       51,431    18.91 to 19.52       993,980    1.40% to 1.75%     0.23%      20.63%    to 20.91%(7)
2006       31,448    15.68 to 16.14       504,481    1.40% to 1.75%     0.00%       9.80%    to 18.25%(7)
2005           18    13.26                    242             1.75%     0.00%      -2.34%(4)
Focus TechNet Portfolio (Class 3)
2007       75,123     5.13 to 5.27        392,336    1.40% to 1.75%     0.00%      -2.42%    to -2.10%(7)
2006       52,117     5.26 to 5.38        279,371    1.40% to 1.75%     0.00%       0.78%    to 29.41%(7)
2005           55     4.06                    223             1.75%     0.00%     -13.97%(4)

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                        At April 30                            For the Year Ended April 30
          ---------------------------------------   ------------------------------------------------
                     Unit Fair Value                 Expense Ratio   Investment      Total Return
                        Lowest to      Net Assets       Lowest         Income          Lowest to
Year       Units       Highest ($)         ($)      to Highest (1)    Ratio (2)       Highest (3)
----      -------   ----------------   ----------   --------------   ----------   ------------------
Allocation Moderate Portfolio (Class 3)
2007      927,684    11.92 to 12.04    11,110,036   1.40% to 1.75%      0.00%      9.41%    to  9.79%
2006      206,977    10.89 to 10.97     2,263,212   1.40% to 1.75%      0.80%      4.53%    to 12.46%(7)
2005           40     9.68 to  9.69           387   1.55% to 1.75%      0.00%     -3.16%(5) to -3.12%(5)
Allocation Moderate Growth Portfolio (Class 3)
2007      930,994    12.32 to 12.42    11,520,068   1.40% to 1.75%      0.00%     10.23%    to 10.65%(7)
2006      154,062    11.18 to 11.22     1,725,548   1.40% to 1.75%      1.36%      8.07%    to 16.04%(7)
2005           40     9.63                    384   1.55% to 1.75%      0.00%     -3.69%(5) to -3.65%(5)
Allocation Growth Portfolio (Class 3)
2007      388,054    12.72 to 12.83     4,964,579   1.40% to 1.75%      0.00%     11.08%    to 11.52%(7)
2006       94,709    11.45 to 11.50     1,087,834   1.40% to 1.75%      0.65%     10.85%    to 19.68%(7)
2005           40     9.57                    382   1.55% to 1.75%      0.00%     -4.31%(5) to -4.27%(5)
Allocation Balanced Portfolio (Class 3)
2007      572,476    11.49 to 11.62     6,625,880   1.40% to 1.75%      0.00%      8.31%    to  8.69%(7)
2006       86,583    10.61 to 10.69       923,761   1.40% to 1.75%      0.99%      2.21%    to  8.91%(7)
2005           40     9.74 to  9.75           389   1.55% to 1.75%      0.00%     -2.58%(5) to -2.54%(5)
Strategic Fixed Income Portfolio (Class 3)
2007       88,396    10.83 to 10.99       966,071   1.40% to 1.75%      3.64%      7.08%    to  7.43%(7)
2006       32,221    10.11 to 10.22       328,819   1.40% to 1.75%      2.84%      1.87%    to  4.72%(7)
2005           40     9.66 to  9.67           386   1.55% to 1.75%      0.00%     -3.44%(5) to -3.33%(5)

(1) These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolio have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

(4)  For Period from December 20, 2004 (inception) to April 30, 2005.

(5)  For Period from February 14, 2005 (inception) to April 30, 2005.

(6) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(7) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(8)  For the period from July 27, 2006 (inception) to April 30, 2007.